EXHIBIT 4.5(a)



                                                                 CONFORMED COPY


                          DATED 13th DECEMBER, 2001





                         DENTSPLY INTERNATIONAL INC.






                 Euro 350,000,000 5.75 per cent. Notes due 2006








                        ------------------------------

                               AGENCY AGREEMENT
                        ------------------------------
















                                ALLEN & OVERY
                                    London


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                                   CONTENTS
Clause                                                       Page

1. Definitions and Interpretation...............................1
2. Appointment of Agents........................................4
3. Authentification and Delivery of Notes.......................4
4. Payments.....................................................5
5. Notice of any withholding or deduction.......................7
6. Redemption for Taxation Reasons..............................7
7. Publication of Notices.......................................7
8. Cancellation of Notes and Coupons............................7
9. Issue of replacement Notes and Coupons.......................8
10. Copies of documents available for inspection................9
11. Meetings of Noteholders.....................................9
12. Commissions and Expenses....................................9
13. Indemnity..................................................10
14. Responsibility of the Paying Agents........................10
15. Conditions of Appointment..................................10
16. Communications between the Parties.........................12
17. Changes in Paying Agents...................................12
18. Merger and Consolidation...................................13
19. Notification of changes to Paying Agents...................13
20. Change of Specified Office.................................13
21. Communications.............................................14
22. Taxes and Stamp Duties.....................................14
23. Amendments.................................................14
24. Contracts (Rights of Third Parties) Act 1999...............15
25. Governing Law and Submission to Jurisdiction...............15
26. Counterparts...............................................16

Schedules

Schedule 1.Part I- Form of the Temporary Global Note...........17
         Part II - Form of the Permanent Global Note...........28
Schedule 2.Part I - Form of Definitive Note and Coupon.........36
         Part II - Terms and Conditions of the Notes...........40
Schedule 3.......................................................
Provisions for Meetings of Noteholders.........................52

Signatories............................. ...............       58



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                          DENTSPLY INTERNATIONAL INC.

               Euro 350,000,000 5.75 per cent. Notes due 2006

                               AGENCY AGREEMENT



THIS AGREEMENT is dated 13th December, 2001 and made

BETWEEN:

(1)   DENTSPLY INTERNATIONAL INC. (the "Issuer"); and

(2) CITIBANK, N.A. (the "Fiscal Agent", which expression shall include any successor agent appointed under clause 17, and, together with any Paying Agent or Paying Agents that may be appointed from time to time under clause 17, the "Paying Agents" and each a "Paying Agent").

WHEREAS:

(A) The Issuer has agreed to issue Euro 350,000,000 5.75 per cent. Notes due 2006 (the "Notes", which expression shall include, unless the
      context  otherwise  requires,   any  further  Notes  issued  pursuant  to
      Condition 13 and forming a single series with the Notes).

(B)   The  Notes  will  be  issued  in  bearer  form  in the  denominations  of
      Euro 1,000,   (euro)10,000  and  Euro 100,000  each  with  interest
      coupons ("Coupons") attached on issue.

(C) The Notes will initially be represented by a temporary Global Note (the "Temporary Global Note") in or substantially in the form set out in Part I of Schedule 1 which will be exchanged in accordance with its terms for a permanent Global Note (the "Permanent Global Note" and, together with the Temporary Global Note, the "Global Notes") in or substantially in the form set out in Part II of Schedule 1. The Permanent Global Note will be exchanged for the Notes in definitive form only in the limited circumstances set out therein.

(D) The definitive Notes and Coupons will be in or substantially in the respective forms set out in Part I of Schedule 2. The Conditions of the Notes will be in or substantially in the form set out in Part II of
      Schedule 2.

IT IS AGREED:

1.    Definitions and Interpretation

(1)   In this Agreement and in the Conditions:

      "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme;

      "Conditions" means the terms and conditions endorsed on the Notes and being in or substantially in the form set out in Part II of Schedule 2;


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      "Coupon" means an interest coupon  appertaining to a Definitive Note, the coupon being in the form or substantially in the form set out in Part I of Schedule 2;

      "Couponholders" means the several persons who are for the time being holders of the Coupons;

      "Definitive Note" means a Note in definitive form issued or, as the case may require, to be issued by the Issuer in accordance with the provisions of this Agreement and/or the Conditions in exchange for all or part of a Global Note, the Definitive Note being in or substantially in the form set out in Part I of Schedule 2 and having the Conditions endorsed on it and having Coupons attached to it on issue;

      "Euroclear Bank" means Euroclear Bank S.A./N.V. as operator of the Euroclear System;

      "Noteholders" means the several persons who are for the time being the bearers of Notes save that, in respect of the Notes or any part of them that are represented by a Global Note held on behalf of Euroclear Bank and Clearstream, Luxembourg each person (other than Euroclear Bank or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear Bank or of Clearstream, Luxembourg as the holder of a particular nominal amount of the Notes (in which regard any certificate or other document issued by Euroclear Bank or Clearstream, Luxembourg as to the nominal amount of the Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be deemed to be the holder of that nominal amount of Notes (and the bearer of the relevant Global Note shall be deemed not to be the holder) for all purposes other than with respect to the payment of principal or interest on the Notes, for which purpose the bearer of the relevant Global Note shall be treated by the Issuer and any Paying Agent as the holder of the Notes in accordance with and subject to the terms of the relevant Global Note and the expressions "Noteholder", "holder of Notes" and related expressions shall be construed accordingly;

      "outstanding" means, in relation to the Notes, all the Notes issued other than:

(a)   those  Notes  which have been  redeemed  and  cancelled  pursuant  to the
           Conditions;

(b)   those  Notes in respect of which the date for  redemption  in  accordance with the Conditions has occurred and the redemption moneys (including all interest payable thereon) have been duly paid to the Fiscal Agent in the manner provided in this Agreement (and where appropriate notice to that effect has been given to the Noteholders in accordance with the Condition 11) and remain available for payment against presentation of the Notes and/or Coupons;

(c)   those Notes which have been  purchased and  cancelled in accordance  with
           Condition 6;

(d)   those Notes in respect of which  claims  have  become void or  prescribed under Condition 8;
(e)

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      those  mutilated  or  defaced  Notes  which  have  been  surrendered  and cancelled and in respect of which replacements have been issued pursuant to Condition 10;

(f)   (for the purpose  only of  ascertaining  the nominal  amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes) those Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued under Condition 10; and

(g)   the  Temporary  Global Note to the extent that it has been  exchanged for the Permanent Global Note and the Permanent Global Note to the extent that it has been exchanged for Definitive Notes in each case under their respective provisions,

      provided that for the purposes of:

(i)   attending  and voting at any meeting of the  Noteholders  or any of them;
           and

(ii)  determining  how many and which Notes are for the time being  outstanding for  the  purposes  of  Condition  12 and  paragraphs  2, 5 and 6 of
           Schedule 4,

      those Notes (if any) which are for the time being held by or for the benefit of the Issuer or any Subsidiary of the Issuer shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

      "Permanent Global Note" means a global note in the form or substantially in the form set out in Part II of Schedule 1 comprising some or all of the Notes; and

      "Temporary Global Note" means a global note in the form or substantially in the form set out in part 1 of Schedule 1 comprising some or all of the Notes.

(2)   (a)  In  this  Agreement,   unless  the  contrary  intention  appears,  a
      reference to:

(i)   an  "amendment"  includes  a  supplement,  restatement  or  novation  and
                "amended" is to be construed accordingly;

(ii)  a "person" includes any individual,  company, unincorporated association, government, state agency, international organisation or other entity;

(iii) a  provision  of a law is a  reference  to that  provision  as  extended, amended or re-enacted;

(iv)  a clause or  schedule is a  reference  to a clause of, or a schedule  to, this Agreement;

(v)   a person includes its successors and assigns;

(vi)  a document is a reference to that  document as amended from time to time;
                and

(vii) a time of day is a reference to London time;



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(b)   The headings in this Agreement do not affect its interpretation;

(c)   Terms  defined  in the  Conditions  and  not  otherwise  defined  in this
           Agreement shall have the same meanings in this Agreement, except where the context otherwise requires;

(d)   All references in this Agreement to commissions,  fees, costs, charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof;

(e)   All  references  in this  Agreement  to Notes  shall,  unless the context otherwise requires, include any Global Note representing the Notes;

(f)   All references in this Agreement to principal  and/or interest or both in respect of the Notes or to any moneys payable by the Issuer under this Agreement shall be construed in accordance with Condition 5; and

(g)   All references in this  Agreement to Euroclear  Bank and/or  Clearstream,
           Luxembourg shall, whenever the context so permits, be deemed to include a reference to any additional or alternative clearing system approved by the Issuer and the Fiscal Agent.

2.    Appointment of Agents

(1) The Fiscal Agent is appointed, and the Fiscal Agent agrees to act, as agent of the Issuer, upon the terms and subject to the conditions set out in this Agreement, for the following purposes:

(a)   exchanging  the Temporary  Global Note for the  Permanent  Global Note or
           Definitive Notes, as the case may be, in accordance with the terms of the Temporary Global Note and making all notations on the Temporary Global Note required by its terms;

(b)   exchanging the Permanent  Global Note for Definitive  Notes in accordance with the terms of the Permanent Global Note and making all notations on the Permanent Global Note required by its terms;

(c)   paying sums due on the Global Notes, Definitive Notes and Coupons;

(d)   arranging  on behalf of and at the  expense of the Issuer for  notices to
           be   communicated   to  the   Noteholders  in  accordance  with  the
           Conditions; and

(e)   performing  all  other  obligations  and  duties  imposed  upon it by the
           Conditions and this Agreement.

(2) Each Paying Agent is appointed, and each Paying Agent agrees to act, as paying agent of the Issuer, upon the terms and subject to the conditions set out below, for the purposes of paying sums due on any Notes and Coupons and performing all other obligations and duties imposed upon it by the Conditions and this Agreement.

(3) The obligations of the Paying Agents under this Agreement are several and not joint.



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3.         Authentification and Delivery of Notes

(1) The Issuer undertakes that the Permanent Global Note (duly executed on behalf of the Issuer) will be available to be exchanged for interests in the Temporary Global Note in accordance with the terms of the Temporary Global Note.

(2) In the event that the Permanent Global Note is required to be exchanged in accordance with its terms, the Issuer undertakes that it will deliver to, or to the order of, the Fiscal Agent, Definitive Notes (with Coupons attached) in an aggregate principal amount of
      Euro 350,000,000 or such lesser amount as is the principal amount of Notes then represented by the Permanent Global Note. Each Definitive Note and Coupon so delivered shall be duly executed on behalf of the Issuer.

(3)        The  Issuer   authorises   and   instructs   the  Fiscal   Agent  to
      authenticate the Global Notes and any Definitive Notes.

(4) The Issuer authorises and instructs the Fiscal Agent to cause interests in the Temporary Global Note to be exchanged for interests in the the Permanent Global Note or for Definitive Notes, as the case may be, and interests in the Permanent Global Note to be exchanged for Definitive Notes in accordance with their respective terms. Following the exchange of the last interest in a Global Note, the Fiscal Agent shall cause that Global Note to be cancelled and delivered to the Issuer or as it may direct.

(5) The Fiscal Agent shall cause all Notes delivered to and held by it under this Agreement to be maintained in safe custody and shall ensure that interests in the Temporary Global Note are only exchanged for interests in the Permanent Global Note in accordance with the terms of the Temporary Global Note and this Agreement and that the Definitive Notes are issued only in accordance with the terms of the Permanent Global Note and this Agreement.

(6) So long as any of the Notes is outstanding the Fiscal Agent shall, within seven days of any request by the Issuer, certify to the Issuer the number of Definitive Notes held by it under this Agreement. In no event may (i) a Permanent Global Note issued in exchange for an interest in a Temporary Global Note or (ii) Definitive Notes issued in exchange for interests in a Temporary Global Note or a Permanent Global Note be mailed to an address within or otherwise delivered with the United States or its possessions (including, for this purpose, Puerto Rice, Guam, American Samoa, Wake island, the U.S. Virgin Islands and the Northern Mariana Islands).

4.         Payments

(1) The Issuer will, before 10.00 a.m. (London time), on each date on which any payment in respect of any Note becomes due under the Conditions, transfer to an account specified by the Fiscal Agent such amount of euro as shall be sufficient for the purposes of the payment.

(2) Any funds paid by or by arrangement with the Issuer to the Fiscal Agent under subclause (1) shall be held in the relevant account referred to in subclause (1) for payment to the Noteholders or Couponholders, as the case may be, until any Notes or Coupons become void under Condition 8. In that event the Fiscal Agent shall repay to the Issuer sums equivalent to the amounts which would otherwise have been payable on the relevant Notes or Coupons.

(3)

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The Issuer  will  ensure  that no later than  10.00 a.m.  (London  time) on the second Business Day (as defined below) immediately preceding the date on which any payment is to be made to the Fiscal Agent under subclause (1), the Fiscal Agent shall receive a payment confirmation from the paying bank of the Issuer. For the purposes of this subclause, "Business Day" means a day on which commercial banks and foreign exchange markets settle payments and are open for general business in the United States and London.

(4)   The  Fiscal  Agent  shall   notify  each  of  the  other  Paying   Agents
      immediately:

(a)   if it has not by the  relevant  date  set  out in  clause  4(1)  received unconditionally  the full amount in euro  required  for the payment;
           and

(b)   if it  receives  unconditionally  the full  amount of any sum  payable in respect of the Notes or Coupons after such date.

      The Fiscal Agent shall, at the expense of the Issuer, immediately on receiving any amount as described in subparagraph (b), cause notice of that receipt to be published under Condition 11.

(5) The Fiscal Agent shall ensure that payments of both principal and interest in respect of the Temporary Global Note will only be made if certification of non-U.S. beneficial ownership as required by U.S. Treasury regulations (in the form set out in the Temporary Global Note) has been received from Euroclear Bank and/or Clearstream, Luxembourg in accordance with the terms of the Temporary Global Note.

(6) Unless it has received notice under subclause (4)(a), each Paying Agent shall pay or cause to be paid all amounts due in respect of the Notes on behalf of the Issuer in the manner provided in the Conditions. If any payment provided for in subclause (1) is made late but otherwise in accordance with the provisions of this Agreement, the relevant Paying Agent shall nevertheless make payments in respect of the Notes as stated above following receipt by it of such payment.

(7) If for any reason the Fiscal Agent considers in its sole discretion that the amounts to be received by it under subclause (1) will be, or the amounts (in same day cleared funds) actually received by it are, insufficient to satisfy all claims in respect of all payments then falling due in respect of the Notes, no Paying Agent shall be obliged to pay any such claims until the Fiscal Agent has received the full amount of all such payments.

(8) Without prejudice to subclauses (6) and (7), if the Fiscal Agent pays any amounts to the holders of Notes or Coupons or to any other Paying Agent at a time when it has not received payment in full in respect of the Notes in accordance with subclause (1) (the excess of the amounts so paid over the amounts so received being the "Shortfall"), the Issuer will, in addition to paying amounts due under subclause (1), pay to the Fiscal Agent on demand interest (at a rate which represents the Fiscal Agent's cost of funding the Shortfall) on the Shortfall (or the unreimbursed portion thereof) until the receipt in full by the Fiscal Agent of the Shortfall.

(9)

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The Fiscal Agent shall on demand  promptly  reimburse  each of the other Paying
      Agents for payments in respect of Notes properly made by such Paying Agent in accordance with this Agreement and the Conditions unless the Fiscal Agent has notified the relevant Paying Agent, prior to its opening of business on the due date of a payment in respect of the Notes, that the Fiscal Agent does not expect to receive sufficient funds to make payment of all amounts falling due in respect of the Notes.

(10) Whilst any Notes are represented by Global Notes, all payments due in respect of the Notes shall be made to, or to the order of, the holder of the Global Notes, subject to and in accordance with the provisions of the Global Notes. On the occasion of each payment, the Paying Agent to which any Global Note was presented for the purpose of making the payment shall cause the appropriate Schedule to the Global Note to be annotated so as to evidence the amounts and dates of the payments of principal and/or interest as applicable.

(11) If the amount of principal and/or interest then due for payment is not paid in full (otherwise than by reason of a deduction required by law to be made or a certification required by the terms of a Note not being received), the Paying Agent to which a Note or Coupon (as the case may
      be) is presented for the purpose of making the payment shall make a record of the shortfall on the relevant Note or Coupon and the record shall, in the absence of manifest error, be prima facie evidence that the payment in question has not to that extent been made.

5.    Notice of any withholding or deduction

(1) If the Issuer is, in respect of any payment in respect of the Notes, compelled to withhold or deduct any amount for or on account of Taxes as contemplated under Condition 7, it shall give notice of that fact to the Fiscal Agent as soon as it becomes aware of the requirement to make the withholding or deduction and shall give to the Fiscal Agent such information as it shall require to enable it to comply with the requirement.

(2) If any Paying Agent is, in respect of any payment of principal or interest in respect of the Notes, compelled to withhold or deduct any amount for or on account of any taxes, duties, assessments or governmental charges as contemplated under the Conditions, other than arising under subclause (1) or by virtue of the relevant holder failing to satisfy any certification or other requirement in respect of its Notes, it shall give notice of that fact to the Issuer and the Fiscal Agent as soon as it becomes aware of the compulsion to withhold or deduct.

6.    Redemption for Taxation Reasons

      If the Issuer decides to redeem the Notes for the time being outstanding under Condition 6(2), it shall give notice of the decision to the Fiscal Agent at least 75 days before the proposed redemption date.

7.    Publication of Notices

      On behalf of and at the request and expense of the Issuer, the Fiscal Agent shall cause to be published all notices required to be given by the Issuer to the Noteholders in accordance with the Conditions.



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8.    Cancellation of Notes and Coupons

(1) All Notes which are redeemed, Global Notes which are exchanged in full and all Coupons which are paid shall be cancelled by the Paying Agent by which they are redeemed, exchanged or paid. Where Notes are purchased by or on behalf of the Issuer or any of its Subsidiaries the Issuer shall procure that those Notes (together, in the case of Definitive Notes, with all unmatured Coupons attached to them) are promptly cancelled and delivered to the Fiscal Agent or its authorised agent. Each of the Paying Agents shall give to the Fiscal Agent details of all payments made by it and shall deliver all cancelled Notes and Coupons to the Fiscal Agent or as the Fiscal Agent may specify.

(2) The Fiscal Agent shall deliver to the Issuer as soon as reasonably practicable and in any event within three months after the date of each repayment, payment, cancellation or replacement, as the case may be, a certificate stating:

(a)   the  aggregate  nominal  amount of Notes which have been redeemed and the aggregate amount paid in respect of them;

(b)   the number of Notes cancelled  together (in the case of Definitive Notes)
           with details of all unmatured Coupons attached to them or delivered with them;

(c)   the aggregate amount paid in respect of interest on the Notes;

(d)   the  total  number  of each  denomination  by  maturity  date of  Coupons cancelled; and

(e)   (in the case of Definitive Notes) the serial numbers of the Notes.

(3) The Fiscal Agent shall (unless otherwise instructed by the Issuer in writing) destroy all cancelled Notes and Coupons and, immediately following their destruction, send to the Issuer a certificate stating the serial numbers of the Notes (in the case of Definitive Notes) and the number by maturity date of Coupons destroyed.

(4)   Without  prejudice to the obligations of the Fiscal Agent under subclause
      (2), the Fiscal Agent shall keep a full and complete record of all Notes and Coupons (other than serial numbers of Coupons) and of their redemption, purchase on behalf of the Issuer or any of its Subsidiaries and cancellation, payment or replacement (as the case may be) and of all replacement Notes or Coupons issued in substitution for mutilated, defaced, destroyed, lost or stolen Notes or Coupons in accordance with clause 9. The Fiscal Agent shall in respect of the Coupons of each maturity retain until the expiry of five years from the Relevant Date in respect of such Coupons either all paid or exchanged Coupons of that maturity or a list of the serial numbers of Coupons of that maturity still remaining unpaid or unexchanged. The Fiscal Agent shall at all reasonable times make the record available to the Issuer and any persons authorised by it for inspection and for the taking of copies of it or extracts from it.

9.    Issue of replacement Notes and Coupons

(1) The Issuer will cause a sufficient quantity of additional forms of Notes and Coupons to be available, upon request, to the Fiscal Agent at its specified office for the purpose of issuing replacement Notes and Coupons as provided below.

(2)

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The Fiscal Agent will,  subject to and in accordance with the  Condition 10 and this clause, cause to be delivered any replacement Notes and Coupons which the Issuer may determine to issue in place of Notes and Coupons which have been lost, stolen, mutilated, defaced or destroyed.

(3) In the case of a mutilated or defaced Note, the Fiscal Agent shall ensure that (unless otherwise covered by such indemnity and surety bond as the Issuer may require) any replacement Note will only have attached to it Coupons corresponding to those attached to the mutilated or defaced Note which is presented for replacement.

(4) The Fiscal Agent shall obtain verification in the case of an allegedly lost, stolen or destroyed Note or Coupon in respect of which the serial number is known, that the Note or Coupon has not previously been redeemed, paid or exchanged, as the case may be. The Fiscal Agent shall not issue any replacement Note or Coupon unless and until the claimant shall have:

(a)   paid such costs and  expenses as may be incurred in  connection  with the replacement;

(b)   provided it with such evidence and  indemnity  including a surety bond as the Issuer may require; and

(c)   in the case of any  mutilated or defaced Note or Coupon,  surrendered  it to the Fiscal Agent.

(5) The Fiscal Agent shall cancel any mutilated or defaced Notes and Coupons in respect of which replacement Notes and Coupons have been issued under this clause and shall furnish the Issuer with a certificate stating the serial numbers of the Notes and Coupons received by it and cancelled pursuant to this clause and, unless otherwise instructed by the Issuer in writing, shall destroy those Notes and Coupons and furnish the Issuer with a destruction certificate containing the information specified in clause 8(2).

(6) The Fiscal Agent shall, on issuing any replacement Note or Coupon, immediately inform the Issuer and the other Paying Agents of the serial number of the replacement Note or Coupon issued and (if known) of the serial number of the Note or Coupon in place of which the replacement Note or Coupon has been issued. Whenever replacement Coupons are issued under this clause, the Fiscal Agent shall also notify the other Paying Agents of the maturity dates of the lost, stolen, mutilated, defaced or destroyed Coupons and of the replacement Coupons issued.

(7) Whenever any Note or Coupon for which a replacement Note or Coupon has been issued and in respect of which the serial number is known is presented to a Paying Agent for payment, the relevant Paying Agent shall immediately send notice of that fact to the Issuer the Fiscal Agent.

10.   Copies of documents available for inspection

      Each Paying Agent shall hold copies of this Agreement available for inspection by Noteholders and Couponholders. For these purposes, the Issuer shall provide the Paying Agents with sufficient copies of this Agreement.



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11.   Meetings of Noteholders

(1) The provisions of Schedule 4 shall apply to meetings of the Noteholders and shall have effect in the same manner as if set out in this Agreement.

(2) Without prejudice to subclause (1), each of the Paying Agents on the request of any holder of Notes shall issue voting certificates and block voting instructions in accordance with Schedule 4 and shall immediately give notice to the Issuer in writing of any revocation or amendment of a block voting instruction. Each of the Paying Agents will keep a full and complete record of all voting certificates and block voting instructions issued by it and will, not less than 24 hours before the time appointed for holding a meeting or adjourned meeting, deposit at such place as the Fiscal Agent shall approve, full particulars of all voting certificates and block voting instructions issued by it in respect of the meeting or adjourned meeting.

12.   Commissions and Expenses

(1) The Issuer agrees to pay to the Fiscal Agent such fees and commissions as the Issuer and the Fiscal Agent shall separately agree in writing in respect of the services of the Paying Agents under this Agreement together with any out of pocket expenses (including, but not limited to, legal, printing, postage, fax, cable and advertising expenses) properly incurred by the Paying Agents in connection with their services under this Agreement.

(2) The Fiscal Agent will make payment of the fees and commissions due under this Agreement to the other Paying Agents and will reimburse their expenses  promptly  after the  receipt of the  relevant  moneys  from the
      Issuer. The Issuer shall not be responsible for any payment or reimbursement by the Fiscal Agent to the other Paying Agents.

13.   Indemnity

(1) The Issuer shall indemnify each of the Paying Agents against any losses, liabilities, costs, claims, actions, demands or expenses (together, "Losses") (including, but not limited to, all costs, legal fees, charges and expenses (together, "Expenses") paid or incurred in disputing or defending any Losses) which it may incur or which may be made against it as a result of or in connection with its appointment or the exercise of its powers and duties under this Agreement except for any Losses and Expenses resulting from its own default, negligence or bad faith or that of its officers, directors or employees or the breach by it of the terms of this Agreement.

(2) Each Paying Agent shall severally indemnify the Issuer against any Losses (including, but not limited to, all Expenses paid or incurred in disputing or defending any Losses) which the Issuer may incur or which may be made against the Issuer as a result of the breach by the Paying Agent of the terms of this Agreement or its default, negligence or bad faith or that of its officers, directors or employees. Under no circumstances will any Paying Agent be liable to the Issuer for loss of business, goodwill, opportunity or profit even if the relevant Paying Agent is advised of the possibility of such loss.

(3) The indemnities set out above shall survive any termination of this Agreement.



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14.   Responsibility of the Paying Agents

(1) No Paying Agent shall be responsible to anyone with respect to the validity of this Agreement or the Notes or Coupons or for any act or omission by it in connection with this Agreement or any Note or Coupon except for its own default, negligence or bad faith, including that of its officers, directors and employees.

(2) No Paying Agent shall have any duty or responsibility in the case of any default by the Issuer in the performance of its obligations under the Conditions or, in the case of receipt of a written demand from a Noteholder or Couponholder, with respect to such default, provided however that immediately on receiving notice given by a Noteholder in accordance with Condition 9, the Fiscal Agent notifies the Issuer of the fact and furnishes it with a copy of the notice.

(3) Whenever in the performance of its duties under this Agreement a Paying Agent shall deem it desirable that any matter be established by the Issuer prior to taking or suffering any action under this Agreement, such matter may be deemed to be conclusively established by a certificate signed by a duly authorised person on behalf of the Issuer and delivered to the Paying Agent and the certificate shall be a full authorisation to the Paying Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon the certificate.

15.   Conditions of Appointment

(1) Each Paying Agent shall be entitled to deal with money paid to it by the Issuer for the purpose of this Agreement in the same manner as other money paid to a banker by its customers except:

(a)   that it shall not exercise  against the Issuer or any holders of Notes or
           Coupons any right of set-off, lien or similar claim in respect of the money; and

(b)   that it shall not be liable to account to the Issuer for any  interest on the money.

(2) No money held by any Paying Agent need be segregated except as required by law.

(3) In acting under this Agreement and in connection with the Notes and the Coupons, each Paying Agent shall act solely as an agent of the Issuer and will not assume any obligations towards or relationship of agency or trust for or with any of the owners or holders of the Notes or Coupons.

(4) Each Paying Agent undertakes to the Issuer to perform its duties, and shall be obliged to perform the duties and only the duties, specifically stated in this Agreement and the Conditions and no implied duties or obligations shall be read into any of those documents against any Paying Agent, other than the duty to act honestly and in good faith and to exercise the diligence of a reasonably prudent agent in comparable circumstances.

(5)

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The Fiscal  Agent may consult  with legal and other  professional  advisers and the opinion of the advisers shall be full and complete protection in respect of any action taken, omitted or suffered under this Agreement in good faith and in accordance with the opinion of the advisers.

(6) Each Paying Agent shall be protected and shall incur no liability in respect of any action taken, omitted or suffered in reliance on any instruction from the Issuer or any document which it reasonably believes to be genuine and to have been delivered by the proper party or on written instructions from the Issuer.

(7) Any Paying Agent and its officers, directors and employees may become the owner of, and/or acquire any interest in, any Notes or Coupons with the same rights that it or he would have had if the Paying Agent concerned were not appointed under this Agreement, and may engage or be interested in any financial or other transaction with the Issuer and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or Coupons or in connection with any other obligations of the Issuer as freely as if the Paying Agent were not appointed under this Agreement.

(8) The Issuer shall provide the Fiscal Agent with a certified copy of the list of persons authorised to execute documents and take action on its behalf in connection with this Agreement and shall notify the Fiscal Agent immediately in writing if any of those persons ceases to be authorised or if any additional person becomes authorised together, in the case of an additional authorised person, with evidence satisfactory to the Fiscal Agent that the person has been authorised.

(9) Except as ordered by a court of competent jurisdiction or as required by law or applicable regulations, the Issuer and each of the Paying Agents shall be entitled to treat the bearer of any Note or Coupon as the absolute owner of it (whether or not it is overdue and notwithstanding any notice of ownership or writing on it or notice of any previous loss or theft of it).

(10) The Fiscal Agent shall not be under any obligation to take any action under this Agreement which it expects will result in any expense or liability accruing to it, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.

16.   Communications between the Parties

      A copy of all communications relating to the subject matter of this Agreement between the Issuer and any Paying Agent (other than the Fiscal Agent) shall be sent to the Fiscal Agent.

17.   Changes in Paying Agents

(1) The Issuer may terminate the appointment of any Paying Agent at any time and/or appoint additional or other Paying Agents by giving to the Paying Agent whose appointment is concerned and, where appropriate, the Fiscal Agent at least 90 days' prior written notice to that effect, provided that, so long as any of the Notes is outstanding:

(a)   in the case of a Paying  Agent,  the notice  shall not  expire  less than
           45 days before any due date for the payment of interest; and

(b)

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      notice  shall be given under  Condition 11  at least  30 days  before the removal or appointment of a Paying Agent.

(2) Notwithstanding the provisions of subclause (1), if at any time a Paying Agent becomes incapable of acting, or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or any substantial part of its property, or if an administrator, liquidator or administrative or other receiver of it or of all or a substantial part of its property is appointed, or it admits in writing its inability to pay or meet its debts as they may mature or suspends payment of its debts, or if an order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if a public officer takes charge or control of the Paying Agent or of its property or affairs for the purpose of rehabilitation, administration or liquidation, the Issuer may forthwith without notice terminate the appointment of the Paying Agent, in which event notice shall be given to the Noteholders under Condition 11 as soon as is practicable.

(3) All or any of the Paying Agents may resign their respective appointments under this Agreement at any time by giving to the Issuer and, where appropriate, the Fiscal Agent at least 90 days' prior written notice to that effect provided that, so long as any of the Notes is outstanding, the notice shall not, in the case of a Paying Agent, expire less than 45 days before any due date for the payment of interest. If the Fiscal Agent shall resign or be removed pursuant to subclauses (1) or (2) above or in accordance with this subclause (3), the Issuer shall promptly and in any event within 30 days appoint a successor (being a leading bank acting through its office in London). If the Issuer fails to appoint a successor within such period, the Fiscal Agent may select a leading bank acting through its office in London to act as Fiscal Agent hereunder and the Issuer shall appoint that bank as the successor Fiscal Agent.

(4) Notwithstanding the provisions of subclauses (1), (2) and (3), so long as any of the Notes is outstanding, the termination of the appointment of a Paying Agent (whether by the Issuer or by the resignation of the Paying Agent) shall not be effective unless upon the expiry of the relevant notice there is:

(a)   a Fiscal Agent; and

(b)   a Paying Agent in the place or places required by Condition 5(6).

(5) Any successor Paying Agent shall execute and deliver to its predecessor, the Issuer and the Fiscal Agent an instrument accepting the appointment under this Agreement, and the successor Paying Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the predecessor with like effect as if originally named as a Paying Agent.

(6) If the appointment of a Paying Agent under this Agreement is terminated (whether by the Issuer or by the resignation of the Paying Agent), the Paying Agent shall:



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(a)   on the  date  on  which  the  termination  takes  effect  deliver  to its successor Paying Agent (or, if none, the Fiscal Agent) all Notes and Coupons surrendered to it but not yet destroyed and all records concerning the Notes and Coupons maintained by it (except such documents and records as it is obliged by law or regulation to retain or not to release);

(b)   pay to its successor  Paying Agent (or, if none, to the Fiscal Agent) the amounts (if any) held by it under this Agreement, but shall have no other duties or responsibilities under this Agreement; and

(c)   be  entitled to the  payment by the Issuer of the  commissions,  fees and expenses payable in respect of its services under this Agreement before the termination in accordance with the terms of clause 12.

18.   Merger and Consolidation

      Any corporation into which any Paying Agent may be merged or converted, or any corporation with which a Paying Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which a Paying Agent shall be a party, or any corporation to which a Paying Agent shall sell or otherwise transfer all or substantially all of its assets shall, on the date when the merger, conversion, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Paying Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties to this Agreement, unless otherwise required by the Issuer, and after the said effective date all references in this Agreement to the relevant Paying Agent shall be deemed to be references to such successor corporation. Written notice of any such merger, conversion, consolidation or transfer shall immediately be given to the Issuer by the relevant Paying Agent.

19.   Notification of changes to Paying Agents

      Following receipt of notice of resignation from a Paying Agent and after appointing a successor or new Paying Agent or on giving notice to terminate the appointment of any Paying Agent, the Fiscal Agent (on behalf of and at the expense of the Issuer) shall give or cause to be given not more than 45 days' nor less than 30 days' notice of the fact to the Noteholders in accordance with the Conditions.

20.   Change of Specified Office

      If any Paying Agent determines to change its specified office it shall give to the Issuer and the Fiscal Agent written notice of that fact giving the address of the new specified office which shall be in the same city and stating the date on which the change is to take effect, which shall not be less than 45 days after the notice. The Fiscal Agent (on behalf and at the expense of the Issuer) shall within 15 days of receipt of the notice (unless the appointment of the relevant Paying Agent is to terminate pursuant to clause 21 on or prior to the date of the change) give or cause to be given not more than 45 days' nor less than 30 days' notice of the change to the Noteholders in accordance with the Conditions.


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21.   Communications

      Any notice required to be given under this Agreement to any of the parties shall be delivered in person, sent by pre-paid post (first class if inland, first class airmail if overseas) or by facsimile addressed to:

     The Issuer:         DENTSPLY International Inc.
                         570 W. College Avenue
                         York
                         Pennsylvania 17405-0872
                         United States

                         Facsimile No: 001 717 849 4753
                         (Attention: Brian Addison, Secretary)

     The Fiscal Agent:   Citibank, N.A.
                         Agency & Trust
                         5 Carmelite Street
                         London EC4Y 0PA

                         Facsimile No: 0044 20 7508 3878
                         (Attention: Citibank Agency and
                         Trust)


      or such other address of which notice in writing has been given to the other parties to this Agreement under the provisions of this clause.

      Any such notice shall take effect, if delivered in person, at the time of delivery, if sent by post, three days in the case of inland post or seven days in the case of overseas post after despatch, and, in the case of facsimile, 24 hours after the time of despatch, provided that in the case of a notice given by facsimile transmission such notice shall forthwith be confirmed by post. The failure of the addressee to receive such confirmation shall not invalidate the relevant notice given by facsimile.

22.   Taxes and Stamp Duties

      The Issuer agrees to pay any and all stamp and other documentary taxes or duties which may be payable in connection with the execution, delivery, performance and enforcement of this Agreement.

23.   Amendments

      This Agreement may be amended by the Issuer and the Fiscal Agent, without the consent of any other Paying Agent or the Noteholders or Couponholders, either:

(a)   for the  purpose of curing any  ambiguity  or of  curing,  correcting  or supplementing any defective  provision  contained in this Agreement;
           or

(b)   in any manner which is not  materially  prejudicial  to the  interests of the Noteholders.



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      Any modification  made under  subparagraph (a) or (b) shall be binding on the Paying Agents, the Noteholders and the Couponholders and shall be notified to the Noteholders in accordance with Condition 11 as soon as practicable after it has been agreed.

24.   Contracts (Rights of Third Parties) Act 1999

      A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

25.   Governing Law and Submission to Jurisdiction

(1) This Agreement is governed by, and shall be construed in accordance with, the laws of England.

(2) The Issuer the Fiscal Agent and the Paying Agents irrevocably agree that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings (together referred to as "Proceedings") arising out of or in connection with this Agreement may be brought in such courts.

(3) The Issuer, the Fiscal Agent and the Paying Agents irrevocably waive any objection which any may have to the laying of the venue of any Proceedings in any such courts and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agree that a judgment in any Proceedings brought in the English courts shall be conclusive and binding upon them and may be enforced in the courts of any other jurisdiction.

(4) Nothing contained in this clause shall limit any right of any parts to this Agreement to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

(5) The Issuer appoints Denton Wilde Sapte at its office at 1 Fleet Place, London EC4M 7WS as its agent for service of process, and undertakes that, in the event of Denton Wilde Sapte ceasing so to act or ceasing to be registered in England, it will appoint another person, as the Fiscal Agent may approve, as its agent for service of process in England in respect of any Proceedings.

(6)   The Issuer:

(a)   agrees to procure that, so long as any of the Notes remains  outstanding, there shall be in force an appointment of such a person with an office in London with authority to accept service as aforesaid;

(b)   agrees that  failure by any such person to give notice of such service of process to the Issuer shall not impair the validity of such service or of any judgment based thereon;

(c)

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      consents to the service of process in respect of any  Proceedings  by the airmailing of copies, postage prepaid, to the Issuer in accordance with clause 21; and

(d)   agrees that  nothing in this  Agreement  shall  affect the right to serve process in any other manner permitted by law.

26.   Counterparts

      This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.


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                                  SCHEDULE 1

                                    PART I

                       FORM OF THE TEMPORARY GLOBAL NOTE

     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO
      LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE
                                     CODE.

                          DENTSPLY INTERNATIONAL INC.

                             TEMPORARY GLOBAL NOTE

             (euro)350,000,000 5.75 per cent. Notes due 2006


This temporary Global Note is issued in respect of the (euro)350,000,000 5.75 per cent. Notes due 2006 (the "Notes") of DENTSPLY International Inc. (the "Issuer"). The Notes are issued subject to and have the benefit of an Agency Agreement (the "Agency Agreement") dated 13th December, 2001 between the Issuer and Citibank, N.A. as Fiscal Agent (the "Fiscal Agent"). The Notes are issued subject to and with the benefit of the Conditions of the Notes (the "Conditions") set out in Part II of Schedule 2 to the Agency Agreement.

1.   Promise to Pay

     Subject as provided in this temporary Global Note, the Issuer, for value received, promises to pay the bearer upon presentation and surrender of this temporary Global Note such sum as is equal to the principal amount of the Notes represented by this temporary Global Note as shown in the title of this temporary Global Note or such lesser amount as is shown by the latest entry in Part I or Part II of the Schedule to this temporary Global Note on 13th December, 2006 or on such earlier date as the principal of this temporary Global Note may become due under the Conditions and to pay interest on the principal sum for the time being outstanding at the rate of 5.75 per cent. per annum from 13th December, 2001 payable annually in arrear on 13th December until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Conditions.

2.   Exchange for Permanent Global Note and Purchases

     Upon (a) any exchange of the whole or a part of this temporary Global Note for an interest in the permanent Global Note or for a definitive Note, (b) receipt of instructions from Euroclear Bank or Clearstream, Luxembourg (both as defined below) that, following the purchase by or on behalf of the Issuer or any of its subsidiaries of the whole or a part of this temporary Global Note, part is to be cancelled or (c) any redemption of the whole or a part of this temporary


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     Global Note, the portion of the principal  amount of this temporary Global
     Note so exchanged, purchased and cancelled or redeemed shall be entered by or on behalf of the Fiscal Agent on Part I of the Schedule to this temporary Global Note, whereupon the principal amount of this temporary Global Note shall be reduced for all purposes by the amount so exchanged, purchased and cancelled or redeemed and entered.

     Any person who would, but for the provisions of this temporary Global Note and of the Agency Agreement, otherwise be entitled to receive either
     (i) an interest in the permanent Global Note or (ii) definitive Notes shall not be entitled to require the exchange of an appropriate part of this temporary Global Note for an interest in the permanent Global Note or definitive Notes unless and until he shall have delivered or caused to be delivered to Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear Bank") or Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") a certificate in substantially the form of the certificate attached as Exhibit B (copies of which form of certificate will be available at the offices of Euroclear Bank in Brussels and Clearstream, Luxembourg in Luxembourg and the specified offices of each Paying Agent named in the Agency Agreement).

     The permanent Global Note to be issued in exchange for interests in this temporary Global Note will be substantially in the form set out in
     Part II of Schedule 1 to the Agency Agreement.

     The permanent Global Note will only have an entry made to represent definitive Notes after the date which is 40 days after the closing date for the Notes (the "Exchange Date").

     On or after the Exchange Date, interests in this temporary Global Note may be exchanged for interests in a duly executed and authenticated permanent Global Note without charge and the Fiscal Agent or such other person as the Fiscal Agent may direct (the "Exchange Agent") shall make the appropriate entry on Part I of the Schedule to the permanent Global Note, in full or partial exchange for this temporary Global Note, in order that the permanent Global Note represents an aggregate principal amount of Notes equal to the principal amount of this temporary Global Note submitted for exchange. Notwithstanding the foregoing, no such entry shall be made on the permanent Global Note unless there shall have been presented to the Exchange Agent a certificate from Euroclear Bank or Clearstream, Luxembourg substantially in the form of the certificate attached as Exhibit A.

     Notwithstanding the foregoing, where this temporary Global Note has been exchanged in part for the permanent Global Note pursuant to the foregoing and definitive Notes have been issued in exchange for the total amount of Notes represented by the permanent Global Note pursuant to its terms because Euroclear Bank and/or Clearstream, Luxembourg do not regard the permanent Global Note to be fungible with such definitive Notes, then interests in this temporary Global Note will no longer be exchangeable for interests in the permanent Global Note but will be exchangeable, in full or partial exchange, for duly executed and authenticated definitive Notes, without  charge,  in the  denominations  of (euro)1,000,  (euro)10,000  and
     (euro)100,000 each with interest coupons attached, such definitive Notes to be substantially in the form set out in Part I of Schedule 2 to the Agency Agreement. Notwithstanding the foregoing, definitive Notes shall not be so issued and delivered unless there shall have been presented to the Exchange Agent a certificate from Euroclear Bank or Clearstream, Luxembourg substantially in the form of the certificate attached as Exhibit A.


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




     In no event may the permanent Global Note or definitive Notes issued in exchange for interests in this temporary Global Note be mailed to an address within or otherwise delivered within the United States or its possessions (including, for this purpose, Puerto Rico, Guam, American Samoa, Wake Island, the U.S. Virgin Islands and the Northern Mariana Islands).

3.   Benefits

     Until the entire principal amount of this temporary Global Note has been extinguished in exchange for the permanent Global Note and/or definitive Notes, this temporary Global Note shall (save as provided herein) in all respects be entitled to the same benefits as the definitive Notes referred to above, except that the holder of this temporary Global Note shall only be entitled to receive any payment on this temporary Global Note on presentation of certificates as provided below.

4.   Payments

     On and after the Exchange Date, no payment will be made on this temporary Global Note unless exchange for an interest in the permanent Global Note is improperly withheld or refused. Payments due in respect of Notes for the time being represented by this temporary Global Note shall be made to the bearer only upon presentation by Euroclear Bank or, as the case may be, Clearstream, Luxembourg to the Fiscal Agent at its specified office of a certificate, substantially in the form of the certificate attached as Exhibit A, to the effect that Euroclear Bank, or as the case may be, Clearstream, Luxembourg has received certificate substantially in the form of the certificate attached as Exhibit B from qualified account holders with respect to the payments due in respect of such Notes.

     Payments of principal and interest in respect of Notes represented by this temporary Global Note will, subject as provided herein, be made against presentation for endorsement and, if no further payment falls to be made in respect of the Notes represented hereby, surrender of this temporary Global Note to the order of the Fiscal Agent or such other Paying Agent as shall have been notified to the Noteholders for such purposes.

     Upon any payment in respect of the Notes represented by this temporary Global Note, the amount so paid shall be entered by or on behalf of the Fiscal Agent on Part II of the Schedule to this temporary Global Note. In the case of any payment of principal the principal amount of this temporary Global Note shall be reduced for all purposes by the amount so paid and the remaining principal amount of this temporary Global Note shall be entered by or on behalf of the Fiscal Agent on Part II of the Schedule to this temporary Global Note.

5.   Notices

     For so long as all of the Notes are represented by this temporary Global Note and/or the permanent Global Note and this temporary Global Note and/or the permanent Global Note is/are held on behalf of Euroclear Bank and/or Clearstream, Luxembourg, notices to Noteholders may be given by delivery of the relevant notice to Euroclear Bank and/or


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


     Clearstream, Luxembourg (as the case may be) for communication to the relevant persons who are for the time being shown in the records of Euroclear Bank and/or Clearstream, Luxembourg as the holders of a particular principal amount of the Notes rather than by publication as required by Condition 11 provided that, so long as the Notes are admitted to official listing on the London Stock Exchange, the London Stock Exchange and any other relevant authority so agrees. Any such notice shall be deemed to have been given to the Noteholders on the seventh day after the day on which such notice is delivered to Euroclear Bank and/or Clearstream, Luxembourg (as the case may be) as aforesaid.

6.   Accountholders

     For so long as any of the Notes is represented by one or/both of this temporary Global Note and/or the permanent Global Note and such Global Note(s) is/are held on behalf of Euroclear Bank and/or Clearstream, Luxembourg, each person who is for the time being shown in the records of Euroclear Bank and/or Clearstream, Luxembourg as the holder of a particular nominal amount of such Notes (each an "Accountholder") (in which regard any certificate or other document issued by Euroclear Bank or Clearstream, Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be deemed to be the holder of that nominal amount of Notes (and the bearer of the relevant Global Note shall be deemed not to be the holder) for all purposes (including for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Noteholders) other than with respect to the payment of principal and interest on such Notes, the right to which shall be vested, as against the Issuer and the Paying Agents, solely in the bearer of the relevant Global Note in accordance with and subject to its terms. Each Accountholder must look solely to Euroclear Bank or Clearstream, Luxembourg, as the case may be, for its share of each payment made to the bearer of the relevant Global Note.

     Notes represented by this temporary Global Note are transferable in accordance with the rules and procedures for the time being of Euroclear Bank or Clearstream, Luxembourg as appropriate.

     The Issuer covenants in favour of each Accountholder that it will make all payments in respect of the principal amount of Notes for the time being shown in the records of Euroclear Bank and/or Clearstream, Luxembourg as being held by the Accountholder and represented by this temporary Global Note to the bearer of this temporary Global Note in accordance with clause 1 above and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under this temporary Global Note directly against the Issuer.

7.   Prescription

     Claims against the Issuer in respect of principal and interest on the Notes represented by this temporary Global Note will be prescribed after 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 7).


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



8.   Cancellation

     Cancellation of any Note represented by this temporary Global Note and required by the Conditions to be cancelled following its redemption or purchase will be effected by endorsement by or on behalf of the Fiscal Agent of the reduction in the principal amount of the temporary Global Note on Part I of the Schedule to this temporary Global Note.

9.   Authentication

     This temporary Global Note shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Fiscal Agent.

10.  Governing Law

     This temporary Global Note is governed by, and shall be construed in accordance with, English law. No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.



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



IN WITNESS whereof this temporary Global Note has been executed as a deed poll on behalf of the Issuer.


Executed as a deed           )
by DENTSPLY INTERNATIONAL INC. )
and signed and delivered as a deed  )
on its behalf by             )
                             )
in the presence of:          )

Witness:
Signature:................

Name:   ..................

Address:..................







CERTIFICATE OF AUTHENTICATION

This is the temporary Global Note
described in the Agency Agreement.
By or on behalf of Citibank, N.A.
(without recourse, warranty or liability)


.......................................





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


                                 THE SCHEDULE

                                    Part I

           EXCHANGES FOR THE PERMANENT GLOBAL NOTE/DEFINITIVE NOTES
                            AND OTHER CANCELLATIONS



The following exchanges of a part of this temporary Global Note for interests in the permanent Global Note/definitive Notes and other cancellations (whether following a purchase by the Issuer or any of its subsidiaries or redemption) of a part of the aggregate principal amount of this temporary Global Note have been made:

             Part of the
             aggregate
             principal
             amount of
             this
             temporary
             Global Note                  Remaining
             exchanged      Part of the   principal
             for            aggregate     amount of      Notation
             interests in   principal     this           made
             the            amount of     temporary      by or
             permanent      this          Global Note    on
Date of      Global Note    temporary     following      behalf
exchange     or             Global Note   exchange or    of the
or other     definitive     otherwise     other          Fiscal
cancellation Notes          cancelled     cancellation   Agent

                   (euro)             (euro)              (euro)
























-------------------------------------------------------------------------------


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


                                    Part II

                                   PAYMENTS



The following payments in respect of the Notes represented by this temporary Global Note have been made:

                                           Remaining     Notation
                                           principal     made
                                           amount of     by or
                                           this          on
Date of      Amount of                     temporary     behalf
payment      interest       Amount of      Global Note   of the
             paid           principal      following     Fiscal
                            paid           payment       Agent

                   (euro)              (euro)             (euro)































-------------------------------------------------------------------------------


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


                                   EXHIBIT A

                          DENTSPLY INTERNATIONAL INC.

             (euro)350,000,000 5.75 per cent. Notes due 2006

                              (the "Securities")


This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially to the effect set forth in the Agency Agreement, as of the date hereof, (euro)[ ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(b) (2) or (3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect. As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.



D7

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated1

                 [Euroclear Bank S.A./N.V. as operator of the Euroclear System] [Clearstream Banking, societe anonyme]


                    By ...................................
                             Authorised Signatory


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


                                   EXHIBIT B

                          DENTSPLY INTERNATIONAL INC.

             (euro)350,000,000 5.75 per cent. Notes due 2006


                              (the "Securities")



This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Securities for the purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(b) (2) or (3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below, the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act; As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to (euro)[ ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) or an interest in a permanent global security cannot be made until we do so certify.


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




We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.


Dated1

                           By ......................
                           Qualified Account Holder


D7

                                    PART II

                       FORM OF THE PERMANENT GLOBAL NOTE

     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO
      LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE
                                     CODE.

                          DENTSPLY INTERNATIONAL INC.

                             PERMANENT GLOBAL NOTE

             (euro)350,000,000 5.75 per cent. Notes due 2006


This permanent Global Note is issued in respect of the (euro)350,000,000 5.75 per cent. Notes due 2006 (the "Notes") of DENTSPLY International Inc. (the "Issuer"). The Notes are initially represented by a temporary Global Note interests in which will be exchanged in accordance with the terms of the temporary Global Note for interests in this permanent Global Note and, if applicable, definitive Notes. The Notes are issued subject to and with the benefit of an Agency Agreement (the "Agency Agreement") dated 13th December, 2001 between the Issuer and Citibank, N.A. as Fiscal Agent (the "Fiscal Agent"). The Notes are issued subject to and with the benefit of the Conditions of the Notes (the "Conditions") set out in Part II of Schedule 2 to the Agency Agreement.

1.   Promise to Pay

     Subject as provided in this permanent Global Note, the Issuer, for value received, promises to pay the bearer upon presentation and surrender of this permanent Global Note such sum as is equal to the principal amount of the Notes represented by this permanent Global Note as shown by the latest entry in Part I, Part II or Part III of the Schedule to this permanent Global Note on 13th December, 2006 or on such earlier date as the principal of this permanent Global Note may become due under the Conditions and to pay interest on the principal sum for the time being outstanding at the rate of 5.75 per cent. per annum from 13th December, 2001 payable annually in arrear on 13th December until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Conditions.

2. Exchange of Interests in the Temporary Global Note for Interests in this Permanent Global Note

     Upon any exchange of an interest in the temporary Global Note representing the Notes for an interest in this permanent Global Note, the Fiscal Agent shall make the appropriate entry in Part I of the Schedule to this permanent Global Note in order to indicate the principal amount of Notes represented by this permanent Global Note following such exchange.


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



3.   Exchange for Definitive Notes and Purchases

     This permanent Global Note will be exchangeable in whole but not in part (free of charge to the holder) for definitive Notes only (i) if an event of default (as set out in Condition 9) has occurred and is continuing,
     (ii) if both Euroclear Bank S.A./N.V. as operator of the Euroclear System ("Euroclear Bank") and Clearstream Banking, societe anonyme
     ("Clearstream, Luxembourg") are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business or do in fact do so and no successor clearing system is available, (iii) if the Issuer has or will become subject to adverse tax consequences which would not be suffered were the Notes in definitive form or (iv) if the Issuer receives a notice from or on behalf of one or more Accountholders (as defined below) requiring such exchange. Thereupon (in the case of (i),
     (ii) and (iv) above) the holder of this permanent Global Note (acting on the instructions of one or more Accountholders) may give notice to the Fiscal Agent and the Issuer, and (in the case of (iii) above) the Issuer may give notice to the Fiscal Agent and the Noteholders, of its intention to exchange this permanent Global Note for definitive Notes on or after the Exchange Date (as defined below).

     On or after the Exchange Date the holder of this permanent Global Note may or, in the case of (iii) above, shall surrender this permanent Global Note to or to the order of the Fiscal Agent. In exchange for this permanent Global Note the Issuer will deliver, or procure the delivery of, an equal aggregate principal amount of definitive Notes in the denominations of
     (euro)1,000, (euro)10,000 and (euro)100,000 (having attached to them all Coupons in respect of interest which has not already been paid on this permanent Global Note), security printed in accordance with any applicable legal and stock exchange requirements and in or substantially in the form set out in Part I of Schedule 2 of the Agency Agreement. On exchange of this permanent Global Note, the Issuer will procure that it is cancelled and, if the holder so requests, returned to the holder together with any relevant definitive Notes.

     In no event may definitive Notes issued in exchange for interests in this permanent Global Note be mailed to an address within or otherwise delivered within the United States or its possessions (including, for this purpose, Puerto Rico, Guam, American Samoa, Wake Island, the U.S. Virgin Islands and the Northern Mariana Islands).

     "Exchange Date" means a day specified in the notice requiring exchange falling not less than 30 days after that on which such notice is given, being a day on which banks are open for business in the place in which the specified office of the Fiscal Agent is located and, except in the case of exchange pursuant to (ii) above, in the place in which the relevant clearing systems are located.

     Upon (a) receipt of instructions from Euroclear Bank or Clearstream, Luxembourg that, following the purchase by or on behalf of the Issuer or any of its subsidiaries of the whole or a part of this permanent Global Note, part is to be cancelled or (b) any redemption of the whole or a part of this permanent Global Note, the portion of the principal amount of this permanent Global Note so purchased and cancelled or redeemed shall be entered by or on behalf of the Fiscal Agent on Part II or Part III of the Schedule to this permanent Global Note, as they case may be, whereupon the principal amount of this permanent Global Note shall be reduced for all purposes by the amount so purchased and cancelled or redeemed and entered.


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




4.   Benefits

     Until the entire principal amount of this permanent Global Note has been extinguished in exchange for definitive Notes or in any other manner envisaged by the Conditions, this permanent Global Note shall (save as provided herein) in all respects be entitled to the same benefits as the definitive Notes referred to above.

5.   Payments

     Payments due in respect of Notes for the time being represented by this permanent Global Note shall be made to the bearer of this permanent Global Note.

     Payments of principal and interest in respect of Notes represented by this permanent Global Note will, subject as provided herein, be made against presentation for endorsement and, if no further payment falls to be made in respect of the Notes represented hereby, surrender of this permanent Global Note to the order of the Fiscal Agent or such other Paying Agent as shall have been notified to the Noteholders for such purposes.

     Upon any payment in respect of the Notes represented by this permanent Global Note, the amount so paid shall be entered by or on behalf of the Fiscal Agent on Part III of the Schedule to this permanent Global Note. In the case of any payment of principal the principal amount of this permanent Global Note shall be reduced for all purposes by the amount so paid and the remaining principal amount of this permanent Global Note shall be entered by or on behalf of the Fiscal Agent on Part III of the Schedule to this permanent Global Note.

6.   Notices

     For so long as all of the Notes are represented by one or both of this permanent Global Note and/or the temporary Global Note and such Global Note(s) is/are held on behalf of Euroclear Bank and/Clearstream,
     Luxembourg, notices to Noteholders may be given by delivery of the relevant notice to Euroclear Bank and/or Clearstream, Luxembourg (as the case may be) for communication to the relative Accountholders rather than by publication as required by Condition 11, provided that, so long as the Notes are admitted to official listing on the London Stock Exchange, the London Stock Exchange and any other relevant authority so agrees. Any such notice shall be deemed to have been given to the Noteholders on the seventh day after the day on which such notice is delivered to Euroclear Bank and/or Clearstream, Luxembourg (as the case may be) as aforesaid.

7.   Accountholders

     For so long as any of the Notes is represented by one or/both of this permanent Global Note and/or the temporary Global Note and such Global Note(s) is/are held on behalf of Euroclear Bank and/or Clearstream, Luxembourg, each person who is for the time being shown in the records of Euroclear Bank and/or Clearstream, Luxembourg as the holder of a particular nominal amount of such Notes (each an "Accountholder") (in which regard any certificate or


D7
     other document issued by Euroclear Bank or Clearstream, Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be deemed to be the holder of that nominal amount of Notes (and the bearer of the relevant Global Note shall be deemed not to be the holder) for all purposes (including for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Noteholders) other than with respect to the payment of principal and interest on such Notes, the right to which shall be vested, as against the Issuer and the Paying Agents, solely in the bearer of the relevant Global Note in accordance with and subject to its terms. Each Accountholder must look solely to Euroclear Bank or Clearstream, Luxembourg, as the case may be, for its share of each payment made to the bearer of the relevant Global Note.

     Notes represented by this permanent Global Note are transferable in accordance with the rules and procedures for the time being of Euroclear Bank or Clearstream, Luxembourg as appropriate.

     The Issuer covenants in favour of each Accountholder that it will make all payments in respect of the principal amount of Notes for the time being shown in the records of Euroclear Bank and/or Clearstream, Luxembourg as being held by the Accountholder and represented by this permanent Global Note to the bearer of this permanent Global Note in accordance with clause 1 above and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under this permanent Global Note directly against the Issuer.

8.   Prescription

     Claims against the Issuer and the Guarantor in respect of principal and interest on the Notes represented by this permanent Global Note will be prescribed after 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 7).

9.   Cancellation

     Cancellation of any Note represented by this permanent Global Note and required by the Conditions to be cancelled following its redemption or purchase will be effected by endorsement by or on behalf of the Fiscal Agent of the reduction in the principal amount of this permanent Global Note on Part II or Part III, as the case may be, of the Schedule to this permanent Global Note.

10.  Authentication

     This permanent Global Note shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Fiscal Agent.

11.  Governing Law

     This permanent Global Note is governed by, and shall be construed in accordance with, English law. No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this permanent Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.


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




IN WITNESS whereof this permanent Global Note has been executed as a deed poll on behalf of the Issuer.

Executed as a deed          )
by DENTSPLY INTERNATIONAL INC. )
and signed and delivered as a deed on     )
its behalf by               )
in the presence of:         )

Witness:

Signature:................

Name:   ..................

Address:..................




CERTIFICATE OF AUTHENTICATION


This is the permanent Global Note
described in the Agency Agreement.
By or on behalf of Citibank, N.A.
 (without recourse, warranty or liability)

.......................................




D7

                                 THE SCHEDULE

                                    Part I

                    EXCHANGES OF THE TEMPORARY GLOBAL NOTE



The following exchanges of part of the temporary Global Note for interests in this permanent Global Note have been made.

Date of      Part of
Exchange     aggregate
             principal      Aggregate
             amount of      principal
             the            amount of
             temporary      Notes
             Global Note    represented by
             exchanged      this permanent
             for this       Global Note      Notation made by
             permanent      following        or on behalf of
             Global Note    exchange         the Fiscal Agent

                   (euro)               (euro)





























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


                                    Part II
-------------------------------------------------------------------------------

                          PURCHASES AND CANCELLATIONS



The  following   purchases  and  cancellations  of  a  part  of  the  aggregate principal amount of this permanent Global Note have been made:

             Part of the
             aggregate
             principal
             amount of      Remaining
             this           principal amount
             permanent      of this
             Global Note    permanent Global   Notation made by
Date of      purchased      Note following     or on behalf of
cancellation and cancelled  cancellation       the Fiscal Agent

                   (euro)                (euro)





























-------------------------------------------------------------------------------


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



                                   Part III

                                   PAYMENTS


The following payments in respect of the Notes represented by this permanent Global Note have been made:

                                                         Notation
                                           Remaining     made
                                           principal     by or
                                           amount of     on
                                           this          behalf
                                           permanent     of
             Amount of      Amount of      Global Note   the
Date of      interest       principal      following     Fiscal
payment      paid           paid           payment       Agent

                   (euro)              (euro)             (euro)












-------------------------------------------------------------------------------




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


                                  SCHEDULE 2

                                    PART I

                      FORM OF DEFINITIVE NOTE AND COUPON

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE

(Face of Note)



----------------------        [ISIN]                      00 00000
000000


-------------------------------------------------------------------------------
                          DENTSPY International Inc.
                (incorporated in the State of Delaware, U.S.A.)


             (euro)350,000,000 5.75 per cent. Notes due 2006

The issue of the Notes was authorised by a resolution of the Board of Directors of (the "Issuer") passed on 23rd May, 2001.

This Note forms one of a series of Notes issued as bearer Notes in the denominations of (euro)1,000, (euro)10,000 and (euro)100,000 each in an aggregate principal amount of (euro)350,000,000.

The Issuer for value received and subject to and in accordance with the Conditions endorsed hereon hereby promises to pay to the bearer on 13th December, 2006 (or on such earlier date as the principal sum (as determined under the Conditions) may become repayable under the said Conditions) the principal sum of:

(euro)1,000/10,000/100,000 [one/ten/one hundred] thousand euro)

together with interest on the said principal sum at the rate of 5.75 per cent. per annum payable annually in arrear on 13th December and together with such other amounts as may be payable, all subject to and under the Conditions.

The Notes are issued pursuant to an Agency Agreement (the "Agency Agreement") dated 13th December, 2001 between the Issuer and Citibank, N.A. as Fiscal Agent. The Notes have the benefit of, and are subject to, the provisions contained in the Agency Agreement and the Conditions.

Neither this Note nor any of the Coupons relating to this Note shall become valid or enforceable for any purpose unless and until this Note has been authenticated by or on behalf of the Fiscal Agent.



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


IN WITNESS WHEREOF this Note has  been executed on behalf of the Issuer.

Dated as of 13th December, 2001

Issued in London, England.

DENTSPLY International Inc.

By:


---------------------------------

--------------------------------
CERTIFICATE OF AUTHENTICATION

This   is  one   of  the   Notes
described
in the Agency Agreement.

By or  on  behalf  of  Citibank,
N.A.
as Fiscal Agent
(without  recourse,  warranty or
liability)


---------------------------------




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


(Reverse of Note)

                            CONDITIONS OF THE NOTES

                  (as set out in Part II of this Schedule 2)

                       FISCAL AND PRINCIPAL PAYING AGENT

                                Citibank, N.A.
                              5 Carmelite Street
                                London EC4Y 0PA


and/or such other or further Fiscal Agent or Paying Agents and/or specified offices as may from time to time be appointed by the Issuer and notice of which has been given to the Noteholders.


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


                              - FORM OF COUPON -

(Face of Coupon)

DENTSPLY International Inc.
Euro 350,000,000 5.75 per cent. Notes due 2006


Coupon for the amount due under
the Conditions of the Notes on
13th                    December, Coupon due
[2002/2003/2004/2005/2006]        on
This Coupon is payable to bearer, 13th December,
separately negotiable and subject [2002/2003/2004/2005/
to the Conditions.                2006]


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


(Reverse of Coupon)

FISCAL AND PRINCIPAL PAYING AGENT:
Citibank, N.A.
5 Carmelite Street
London EC4Y 0PA


D7

                                   PART II

                      TERMS AND CONDITIONS OF THE NOTES
            (to be incorporated from the final Offering Circular)


D7

                     CONDITIONS OF THE NOTES

      The following is the text of the Conditions of the Notes which (subject to modification) will be endorsed on each Note in definitive form (if issued):

      The e350,000,000 * per cent. Notes due 2006 (the "Notes", which expression shall in these Conditions, unless the context otherwise requires, include any further notes issued pursuant to Condition 13 and forming a single series with the Notes) of DENTSPLY International Inc. (the "Issuer") are issued subject to and with the benefit of an Agency Agreement dated * December, 2001 (such agreement as amended and/or supplemented and/or restated from time to time, the "Agency Agreement") made between the Issuer, Citibank, N.A. as initial fiscal agent and principal paying agent (the "Fiscal Agent") and the other initial paying agents named in the Agency Agreement (together with the Fiscal Agent, the "Paying Agents").

      The statements in these Conditions include summaries of, and are subject to, the detailed provisions of and definitions in the Agency Agreement. Copies of the Agency Agreement are available for inspection during normal business hours by the holders of the Notes (the "Noteholders") and the holders of the interest coupons appertaining to the Notes (the "Couponholders" and the "Coupons", respectively) at the specified office of each of the Paying Agents. The Noteholders and the Couponholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Agency Agreement applicable to them. References in these Conditions to the Fiscal Agent and the Paying Agents shall include any successor appointed under the Agency Agreement.

1. FORM, DENOMINATION AND TITLE
(1) Form and Denomination
The Notes are in bearer form, serially numbered, in the denominations of e1,000, e10,000 and e100,000 each with Coupons attached on issue.

(2) Title
Title to the Notes and to the Coupons will pass by delivery.

(3) Holder Absolute Owner
The Issuer and any Paying Agent may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Note or Coupon as the absolute owner for all purposes (whether or not the Note or Coupon shall be overdue and notwithstanding any notice of ownership or writing on the Note or Coupon or any notice of previous loss or theft of the Note or Coupon).

2. STATUS
The Notes and the Coupons are direct, unconditional and (subject to the provisions of Condition 3) unsecured obligations of the Issuer and (subject as provided above) rank and will rank pari passu, without any preference among themselves, with all other outstanding unsecured and unsubordinated obligations of the Issuer, present and future, but, in the event of insolvency, only to the extent permitted by applicable laws relating to creditors' rights.

3. NEGATIVE PLEDGE
(1) Negative Pledge
So long as any of the Notes remains outstanding, the Issuer will not, and will procure that none of its Subsidiaries will, create or have outstanding any mortgage, charge, lien, pledge or other security interest (each a "Security Interest") other than a Permitted Security Interest upon, or with respect to, any of its present or future business, undertaking, assets or revenues (including any uncalled capital) to secure any Relevant Indebtedness (as defined below), unless the Issuer shall, in the case of the creation by it of a Security Interest, before or at the same time and, in any other case, promptly, take any and all action necessary to ensure that:


(a) all amounts payable by it under the Notes and the Coupons are secured by the Security
Interest equally and rateably with the Relevant Indebtedness; or

(b) such other Security Interest or other arrangement (whether or not it includes the giving of a Security Interest) is provided as shall be approved by an Extraordinary Resolution (which is defined in the Agency Agreement as a resolution duly passed by a majority of not less than three-fourths of the votes cast) of the Noteholders.

(2) Interpretation
For the purposes of these Conditions:

(a) "Permitted Security Interest" means a Security Interest granted by any company prior to its becoming a Subsidiary of the Issuer provided that (i) the Security Interest shall not have been granted in contemplation of such company becoming a Subsidiary, (ii) the principal amount of Relevant Indebtedness secured by such Security Interest is not increased or extended in maturity after such company becomes a Subsidiary (other than under arrangements entered into prior to such company becoming a Subsidiary but not entered into in contemplation of its becoming a Subsidiary) or in contemplation of such company becoming a Subsidiary and (iii) the Security Interest is not extended in scope after such company becomes a Subsidiary (other than under arrangements entered into prior to such company becoming a Subsidiary but not entered into in contemplation of its becoming a Subsidiary) or in contemplation of such company becoming a Subsidiary;

(b) "Relevant Indebtedness" means (i) any present or future indebtedness (whether being principal, premium, interest or other amounts) for or in respect of any notes, bonds, debentures, debenture stock, loan stock or other similar securities and (ii) any guarantee or indemnity of any such indebtedness; and

(c) "Subsidiary" means, in relation to the Issuer, a company
(i) in which the Issuer holds a
majority of the voting rights, (ii) of which the Issuer is a member and has the right to appoint or remove a majority of its board of directors or (iii) of which the Issuer is a member and in which the Issuer controls (whether or not pursuant to an agreement with other shareholders or members) a majority of the voting rights and includes any company which is itself a subsidiary (on the basis of one of the above tests) of a subsidiary of the Issuer.

4. INTEREST
(1) Interest Rate and Interest Payment Dates
The Notes bear interest from and including December, 2001 at the rate of per cent. per annum, payable annually in arrear on * December (each an "Interest
Payment Date"). The first payment
(representing a full year's interest) shall be made on *
December, 2002.

(2) Interest Accrual
Each Note will cease to bear interest from and including its due date for redemption unless, upon due presentation, payment of the principal in respect of the Note is improperly withheld or refused or unless default is otherwise made in respect of payment. In such event, interest will continue to accrue until whichever is the earlier of:

(a) the date on which all amounts due in respect of such Note have been paid; and

(b) five days after the date on which the full amount of the moneys payable in respect of such Notes has been received by the Fiscal Agent and notice to that effect has been given to the Noteholders in accordance with Condition 11.


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




(3) Calculation of Broken Interest
When interest is required to be calculated in respect of a period of less than a full year, it shall be calculated on the basis of
(a) the actual number of days in the period from and including the date from which interest begins to accrue (the "Accrual Date") to but excluding the date on which it falls due divided by (b) the actual number of days from and including the Accrual Date to but excluding the next following Interest Payment Date.

5. PAYMENTS
(1) Payments in respect of Notes
Payments of principal and interest in respect of each Note will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the Note, except that payments of interest due on an Interest Payment Date will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant Coupon, in each case at the specified office outside the United States and its possessions of any of the Paying Agents.

(2) Method of Payment
Payments will be made by credit or transfer to a euro account (or any other account to which euro may be credited or transferred) specified by the payee or, at the option of the payee, by euro cheque. In no event will an interest payment with respect to a Note be made by transfer to an account maintained by the payee with a bank in the United States or its possessions or by cheque mailed to any address in the United States or its possessions.

(3) Missing Unmatured Coupons
Each Note should be presented for payment together with all relative unmatured Coupons, failing which the full amount of any relative missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the full amount of the missing unmatured Coupon which the amount so paid bears to the total amount due) will be deducted from the amount due for payment. Each amount so deducted will be paid in the manner mentioned above against presentation and surrender (or, in the case of part payment only, endorsement) of the relative missing Coupon at any time before the expiry of 10 years after the Relevant Date (as defined in Condition 7) in respect of the relevant Note (whether or not the Coupon would otherwise have become void pursuant to Condition 8).

(4) Payments subject to Applicable Laws
Payments in respect of principal and interest on Notes are subject in all cases to any fiscal or other laws and regulations applicable in the place of payment, but without prejudice to the provisions of Condition 7.

(5) Payment only on a Presentation Date
A holder shall be entitled to present a Note or Coupon for payment only on a Presentation Date and shall not, except as provided in Condition 4, be entitled to any further interest or other payment if a Presentation Date is after the due date. "Presentation Date" means a day which (subject to Condition 8):

(a) is or falls after the relevant due date;

(b) is a Business Day in the place of the specified office of the Paying Agent at which the Note or Coupon is presented for payment; and

(c) is a TARGET Settlement Day.


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




In this Condition, "Business Day" means, in relation to any place, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in that place and "TARGET Settlement Day" means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

(6) Initial Paying Agents

The names of the initial Paying Agents and their initial specified offices are set out at the end of these Conditions. The Issuer reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents provided that it will at all times maintain a Paying Agent having its specified office in a European city which, so long as the Notes are admitted to official listing on the Official List of the UK Listing Authority and to trading on theLondon Stock Exchange, shall be London or such other place as the London Stock Exchange or any other relevant authority may approve. In addition, if any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of 26th-27th November, 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive is introduced, the Issuer will ensure that there is a Paying Agent in a Member State (if any) of the European Union that will not be obliged to withhold or deduct tax pursuant to any such Directive or law. Notice of any termination or appointment and of any changes in specified offices shall be given to the Noteholders promptly by the Issuer in accordance with Condition 11.

6. REDEMPTION AND PURCHASE
(1) Redemption at Maturity
Unless previously redeemed or purchased and cancelled as provided below, the Issuer will redeem the Notes at their principal amount on * December, 2006.

(2) Redemption for Taxation Reasons
If:

(a) (i) as a result of any change in, or amendment to, the laws or regulations of the United States or any State therein, or any change in the official interpretation of such laws or regulations, which change or amendment becomes effective after * December, 2001, on the next Interest Payment Date the Issuer would be required to pay additional amounts as provided or referred to in Condition 7 and (ii) the requirement cannot be avoided by the Issuer taking reasonable measures available to it, the Issuer may at its option, having given not less than 30 nor more than 60 days' notice to the Noteholders in accordance with Condition 11 (which notice shall be irrevocable), redeem all the Notes, but not some only, at any time at their principal amount together with interest accrued to but excluding the date of redemption, provided that no notice of redemption shall be given earlier than 90 days before the earliest date on which the Issuer would be required to pay the additional amounts were a payment in respect of the Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Fiscal Agent a certificate signed by two officers of the Issuer whose names appear on a list of officers authorised for the purpose and previously supplied to the Fiscal Agent by the Issuer stating that the requirement referred to in (i) above will apply on the next Interest Payment Date and cannot be avoided by the Issuer taking reasonable measures available to it and an opinion of independent legal advisers of recognised standing to the effect that the Issuer has or will become obliged to pay such additional amounts as a result of the change or amendment; or


D7

(b) the Issuer determines that any payment made outside the United States by it or any Paying Agent of principal or interest due in respect of the Notes or Coupons would, under any present or future laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement would be the disclosure to the Issuer, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Note or Coupon who is a United States Alien (as defined in Condition 7(3)) (other than such a requirement (I) which would not be applicable to a payment made by the Issuer or any of its Paying Agents (A) directly to the beneficial owner or (B) to a custodian, nominee or other agent of the beneficial owner or (ii) which can be satisfied by such custodian, nominee or other agent certifying to the effect that such beneficial owner is a United States Alien, provided that, in each case referred to in (i)(B) and (ii), payment by such custodian, nominee or agent to such beneficial owner is not otherwise subject to any such requirement), the Issuer will, at its election, either (x) redeem all (but not some only) of the Notes at their principal amount together with interest accrued to but excluding the date of redemption or (y) if and so long as the provisions of Condition 7(2) are satisfied, pay the additional amounts specified in such paragraph. The Issuer will publish prompt notice of its election (the "Determination Notice"), stating the effective date of such certification, documentation, information or other reporting requirement, whether the Issuer has elected to redeem the Notes or to pay such additional amounts and (if applicable) the last date by which the redemption of the Notes must take place. If the Issuer elects to redeem such Notes, such redemption will take place on such date, not later than one year after the publication of the Determination Notice, as the Issuer may specify by notice to the Noteholders in accordance with Condition 11 at least 30 days before the date fixed for redemption. Notwithstanding the foregoing, the Issuer will not so redeem the Notes if the Issuer subsequently determines, not less than 30 days prior to the redemption date, that subsequent payments in respect of the Notes or Coupons would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Issuer will publish prompt notice of such determination and any earlier redemption notice will be revoked and of no further effect.

(3) Purchases
The Issuer or any of its Subsidiaries (as defined above) may at any time purchase Notes (provided that all unmatured Coupons appertaining to the Notes are purchased with the Notes) in any manner and at any price. If purchases are made by tender, tenders must be available to all Noteholders alike.

(4) Cancellations
All Notes which are (a) redeemed or (b) purchased by or on behalf of the Issuer or any of its Subsidiaries will forthwith be cancelled, together with all relative unmatured Coupons attached to the Notes or surrendered with the Notes, and accordingly may not be reissued or resold.

(5) Notices Final
Upon the expiry of any notice as is referred to in paragraph (2) above the Issuer shall be bound to redeem the Notes to which the notice refers in accordance with the terms of such paragraph.

7. TAXATION


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(1) Payment without Withholding
All payments in respect of the Notes and Coupons by or on behalf of the Issuer shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges imposed or levied by or on behalf of the United States or any political subdivision or any authority thereof or therein, unless the withholding or deduction is required by law. In that event, the Issuer will pay such additional amounts as may be necessary in order that the net amounts received by the Noteholders and Couponholders after the withholding or deduction shall equal the respective amounts which otherwise would have been receivable in respect of the Notes or, as the case may be, Coupons in the absence of the withholding or deduction; except that no additional amounts shall be payable in respect of a withholding or deduction on account of any one or more of the following:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such holder, if such holder is an estate, a trust, a partnership, a corporation or another entity, as the case may be) and the United States or any political subdivision or territory or possession thereof, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor of a power over) being or having been a citizen or resident or treated as a resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or otherwise having or having had some connection with the United States or such political subdivision, territory or possession other than the mere holding or ownership of a Note or Coupon or (ii) such holder's present or former status as (A) a personal holding company, foreign personal holding company or a controlled foreign corporation with respect to the United States, (B) a corporation which accumulates earnings to avoid United States federal income tax, (C) a private foundation or other exempt organisation or (D) a bank receiving interest described in section 881(C)(3)(A) of the United States Internal Revenue Code of 1986, as amended;

(b) any tax, assessment or other governmental charge which would not have been so imposed but for presentation by the holder of a Note or Coupon for payment on a date more than 15 days after the Relevant Date;

(c) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

(d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, documentation, information or other reporting requirements concerning the nationality, residence, identity or connection with the United
States or any political subdivision thereof of the holder or beneficial owner of such Note or Coupon, if, without regard to any tax treaty, such compliance is required by a statute or by regulation or administrative practice of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which is (i) payable otherwise than by deduction or withholding from payments on such Note or Coupon or
(ii) required to be
withheld by a Paying Agent from any such payment, if such payment can be made without such withholding by any other Paying Agent outside the United States;


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(f) any tax, assessment or other governmental charge imposed on a person holding, actually or
constructively, 10 per cent. or more of a total combined voting power of all classes of stock of the Issuer or that is a controlled foreign corporation related to the Issuer through stock ownership;

(g) a withholding or deduction imposed on a payment to an individual and required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of 26th-27th November, 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(h) a withholding or deduction which would not have been made had the relevant Note or
Coupon been presented to a Paying Agent in another Member State of the European Union;

nor will Additional Amounts be paid with respect to a payment on a Note or Coupon to any person which is a fiduciary or partnership or other than the sole beneficial owner of such Note or Coupon to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the holder of such Note or Coupon.

(2) Backup Withholding
If and so long as the certification, documentation, information or other reporting requirements referred to in Condition 6(2)(b) would be fully satisfied by payment of a backup withholding tax or similar charge, the Issuer may elect, by so stating in the Determination Notice, to have the provisions of this Condition 7(2) apply in lieu of the provisions of Condition 6(2)(b). In such event, the Issuer will pay as additional interest such amounts as may be necessary so that any net payment made following the effective date of such requirements outside the United States by the Issuer or any of its Paying Agents of principal or interest due in respect of the Notes or Coupons of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity, other than status as a United States Alien, of such beneficial owner be disclosed to the Issuer, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge which (a) is the result of certification, documentation, information or other reporting requirements described in the second parenthetical clause of the first sentence of Condition 6(2)(b), (b) is imposed as a result of the fact that the Issuer or any of the Paying Agents has actual knowledge that the beneficial owner of such Note or Coupon is within the category of persons described in subparagraph (a) of Condition 7(1), or (c) is imposed as a result of presentation of such Note or Coupon for payment more than 15 days after the Relevant Date), will not be less than the amount provided for in the Notes or Coupons to be then due and payable. If the Issuer elects to pay additional amounts pursuant to this Condition 7(2), the Issuer shall have the right to redeem all (but not some only) of the Notes subject to the provisions of Condition 6(2)(b).

(3) Interpretation
In these Conditions:

(a) "Relevant Date" means the date on which the payment first becomes due but, if the full amount of the money payable has not been received by the Fiscal
Agent on or before the due
date, it means the date on which, the full amount of the money having been so received, notice to that effect shall have been duly given to the Noteholders by the Issuer in accordance with Condition 11;


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(b) "United States Alien" means any person who, for United
States federal income tax purposes,
is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership or other entity one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust; and

(c) "United States" means the United States of America or any political subdivision or any authority thereof or therein having power to tax or any other jurisdiction or any political subdivision or any authority thereof or therein having power to tax to which the Issuer becomes subject in respect of payments made by it of principal and interest on the Notes and Coupons.

(4) Additional Amounts
Any reference in these Conditions to any amounts in respect of the Notes shall be deemed also to refer to any additional amounts which may be payable under this Condition.

8. PRESCRIPTION
Notes and Coupons will become void unless presented for payment within periods of 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date in respect of the Notes or, as the case may be, the Coupons, subject to the provisions of Condition 5.

9. EVENTS OF DEFAULT

(1) Events of Default
The holder of any Note may give notice to the Issuer that the
Note is, and it shall accordingly
forthwith become, immediately due and repayable at its principal amount, together with interest accrued to the date of repayment, if any of the following events
("Events of Default") shall have
occurred and be continuing:

(a) if default is made in the payment of any principal or interest due in respect of the Notes or any of them and the default continues for a period of five days in the case of payment of interest; or

(b) if the Issuer fails to perform or observe any of its other obligations under these Conditions and (except in any case where the failure is incapable of remedy when no continuation or notice as is hereinafter mentioned will be required) the failure continues for the period of 30 days next following the service by any Noteholder on the Issuer of notice requiring the same to be remedied; or

(c) if: (i) any Indebtedness for Borrowed Money (as defined below) of the Issuer or any of its Subsidiaries becomes due and repayable prematurely by reason of an event of default
(however described); (ii) the Issuer or any of its Subsidiaries fails to make any payment in respect of any Indebtedness for Borrowed Money on the due date for payment as extended by any originally applicable grace period; (iii) any security given by the Issuer or any of its Subsidiaries for any Indebtedness for Borrowed Money becomes enforceable; (iv) default is made by the Issuer or any of its Subsidiaries in making any payment due under any guarantee and/or indemnity given by it in relation to any Indebtedness for Borrowed Money of any other person; or

(d) if the Issuer or any Material Subsidiary makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or


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(e) if any decree or order for relief in respect of the Issuer or any Material Subsidiary is entered
under any bankruptcy, reorganisation, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (herein called the "Bankruptcy Law") of any jurisdiction; or

(f) if the Issuer or any Material Subsidiary petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Issuer or any Material Subsidiary, or of any substantial part of the assets of the Issuer or any Material Subsidiary, or commences a voluntary case under the
Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Material Subsidiary where all the surplus assets of such Material Subsidiary attributable to the Issuer are transferred to the Issuer or another
Subsidiary) relating to the Issuer or any Material Subsidiary under the Bankruptcy Law of any other jurisdiction; or

(g) if any petition or application of the type referred to in paragraph (f) above is filed, or any such proceedings are commenced, against the Issuer or any Material Subsidiary and the
Issuer or such Material Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

(h) if any order, judgment or decree is entered in any proceedings against the Issuer or any Material Subsidiary decreeing the dissolution of the Issuer or any Material Subsidiary and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

(i) if any order, judgment or decree is entered in any proceedings against the Issuer or any Material Subsidiary decreeing a split-up of the Issuer or such Material Subsidiary which requires the divestiture of assets representing a substantial part of the consolidated assets of the Issuer and its Subsidiaries or which requires the divestiture of assets which shall have contributed a substantial part of Consolidated Net Income for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

(j) if one or more final judgments in an aggregate amount in excess of U.S.$10,000,000 is rendered against the Issuer or any Subsidiary and, within 60 days after entry thereof, or within 60 days after the expiration of any stay, such judgment is not discharged; or

(k) if any event occurs which under the laws of any relevant jurisdiction has an analogous effect to any of the events referred to in paragraphs (d) to (j) above;
or

(l) if the Issuer or any of its Material Subsidiaries ceases or threatens to cease to carry on the whole or a substantial part of its business, save (i) in the case of a Material Subsidiary, where the business or a substantial part of it is transferred to the Issuer or another Subsidiary, (ii) in the case of a solvent winding up of a Material Subsidiary where any surplus assets attributable to the Issuer are distributed to the Issuer or one or more other Subsidiaries or
 (iii) for the purposes of any other reorganisation on terms approved by an Extraordinary
Resolution of Noteholders; or


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(m) if the validity of the Notes is contested by the Issuer or the Issuer denies any of its obligations under the Notes or the Agency Agreement or it is or will become unlawful under English or
United States law for the Issuer to perform or comply with any of its obligations under or in respect of the Notes or the Agency Agreement or any of such obligations shall be or become unenforceable or invalid.

(2) Interpretation
For the purposes of this Condition:

"Consolidated" shall mean, as applied to any financial or accounting term, such term determined on a consolidated basis in accordance with accounting principles generally accepted in the United States (except as otherwise required herein) for the Issuer and each Subsidiary which is a Consolidated Subsidiary of the Issuer;

"Consolidated Net Income" shall mean the net income (or net loss) of the Issuer and its Consolidated Subsidiaries for the period in question (taken as a whole), as determined in accordance with generally accepted accounting principles; provided that there shall be excluded:

(a) the net income (or net loss) of any person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the person whose net income is being determined or a subsidiary of such person; and

(b) the net income (or net loss) of any person (other than a Subsidiary) in which the person whose net income is being determined or any subsidiary of such person has an ownership interest, except to the extent that any such income has actually been received by such person in the form of cash dividends or similar distributions;

"Consolidated Net Worth" shall mean, as at any date of determination, the sum of the capital stock (less treasury stock), additional paid-in capital plus retained earnings (or minus accumulated deficit), other comprehensive income or loss and unearned ESOP compensation of the Issuer and its Consolidated
Subsidiaries on a consolidated basis;

"Consolidated Subsidiary" means, in the case of the Issuer at any date, any Subsidiary or other entity the accounts of which are Consolidated with those of the Issuer in the Consolidated financial statements of the Issuer as of such date;

"Indebtedness for Borrowed Money" means any indebtedness
(whether being principal, premium, interest or other amounts) for or in respect of any notes, bonds, debentures, debenture stock, loan stock or other securities or any borrowed money or any liability under or in respect of any acceptance or acceptance credit where the principal amount of such indebtedness is U.S.$10,000,000 or more (or its equivalent in any other currency or currencies); and

"Material Subsidiary" shall mean any Subsidiary (i) which provided 5 per cent. or more of Consolidated Net Income during the fiscal year of the Issuer most recently ended at any time of determination, (ii) whose tangible assets represented 5 per cent. or more of the tangible assets of the Issuer and its Subsidiaries on a consolidated basis as of the last day of the fiscal year of the Issuer most recently ended at any time of determination, or
(iii) whose net worth represented 5 per cent. or more of Consolidated Net Worth as of the last day of the fiscal year of the Issuer most recently ended at any time of determination; provided that, if at any time the aggregate amount of net income, tangible assets or net worth of all Subsidiaries incorporated or otherwise organised in the United States that are not Material Subsidiaries exceeds 15 per cent. of


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Consolidated Net Income for any such fiscal year, 15 per cent. of
Consolidated tangible assets of the Issuer and its Subsidiaries as of the end of such fiscal year or 15 per cent. of Consolidated Net Worth as of the end of any such fiscal year (as applicable), the Issuer shall designate as "Material Subsidiaries"
Subsidiaries incorporated or otherwise organised in the United States sufficient to eliminate such excess, and such designated Subsidiaries incorporated in the United States shall for all purposes of these Conditions constitute Material Subsidiaries.

10. REPLACEMENT OF NOTES AND COUPONS
Should any Note or Coupon be lost, stolen, mutilated, defaced or destroyed it may be replaced at the specified office of the Fiscal Agent, upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence and indemnity as the Issuer may reasonably require. Mutilated or defaced Notes or Coupons must be surrendered before replacements will be issued.

11. NOTICES
All notices to the Noteholders will be valid if published in a leading English language daily newspaper published in London or such other English language daily newspaper with general circulation in Europe as the Issuer may decide. It is expected that publication will normally be made in the Financial Times. The Issuer shall also ensure that notices are duly published in a manner which complies with the rules and regulations of any stock exchange or other relevant authority on which the Notes are for the time being quoted or listed. Any such notice will be deemed to have been given on the date of the first publication or, where required to be published in more than one newspaper, on the date of the first publication in all required newspapers.

12. MEETINGS OF NOTEHOLDERS AND MODIFICATION
(1) Provisions for Meetings
The Agency Agreement contains provisions for convening meetings of the Noteholders to consider any matter affecting their interests, including the modification by Extraordinary Resolution of these Conditions or the provisions of the Agency Agreement. The quorum at any meeting for passing an Extraordinary Resolution will be one or more persons present holding or representing more than 50 per cent. in principal amount of the Notes for the time being outstanding, or at any adjourned meeting one or more persons present whatever the principal amount of the Notes held or represented by him or them, except that at any meeting the business of which includes the modification of certain of these Conditions the necessary quorum for passing an Extraordinary Resolution will be one or more persons present holding or representing not less than two-thirds, or at any adjourned meeting not less than one-third, of the principal amount of the Notes for the time being outstanding. An Extraordinary Resolution passed at any meeting of the Noteholders will be binding on all Noteholders, whether or not they are present at the meeting, and on all Couponholders.

(2) Modification
The Fiscal Agent may agree, without the consent of the Noteholders or Couponholders, to any modification of any of these Conditions or any of the provisions of the Agency Agreement either (i) for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective provision contained herein or therein or (ii) in any manner which is not materially prejudicial to the interests of the Noteholders. Any modification shall be binding on the Noteholders and the Couponholders and, unless the Fiscal Agent agrees otherwise, any modification shall be notified by the Issuer to the Noteholders as soon as practicable thereafter in accordance with Condition 11.


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 13. FURTHER ISSUES
The Issuer may from time to time without the consent of the Noteholders or Couponholders create and issue further notes, having conditions the same as those of the Notes, or the same except for the amount of the first payment of interest, which may be consolidated and form a single series with the outstanding Notes.

14. GOVERNING LAW AND SUBMISSION TO JURISDICTION

(1) Governing Law
The Agency Agreement, the Notes and the Coupons are governed by, and will be construed in accordance with, English law.

(2) Jurisdiction of English Courts
The Issuer irrevocably agrees for the benefit of the Noteholders and the Couponholders that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with the Notes or the Coupons and that accordingly any suit, action or proceedings arising out of or in connection therewith (together referred to as "Proceedings") may be brought in the courts of England. The Issuer irrevocably and unconditionally waives and agrees not to raise any objection which it may have now or subsequently to the laying of the venue of any Proceedings in the courts of England and any claim that any Proceedings have been brought in an inconvenient forum and further irrevocably and unconditionally agrees that a judgment in any Proceedings brought in the courts of England shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction. Nothing in this Condition shall limit any right to take Proceedings against the Issuer in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

(3) Appointment of Process Agent
The Issuer hereby irrevocably and unconditionally appoints Denton Wilde Sapte of 1 Fleet Place, London EC4M 7WS as its agent for service of process in England in respect of any Proceedings and undertakes that in the event of such agent ceasing so to act it will appoint another person as its agent for that purpose.




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                                 FISCAL AGENT

                                Citibank, N.A.
                              5 Carmelite Street
                                London EC4Y 0PA


and/or any other or further Fiscal Agent or Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and notice of which has been given to the Noteholders.





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                                  SCHEDULE 3

                    PROVISIONS FOR MEETINGS OF NOTEHOLDERS


1. As used in this schedule the following expressions shall have the following meanings unless the context otherwise requires:

(a)   "Voting  Certificate"  shall mean an English language  certificate issued by a Paying Agent and dated in which it is stated:

(i)   that on the date of the Voting  Certificate  Notes  (not  being  Notes in respect of which a Block Voting Instruction has been issued and is outstanding in respect of the meeting specified in the Voting Certificate and any adjourned meeting) were deposited with the Paying Agent or (to the satisfaction of the Paying Agent) were held to its order or under its control and that the Notes will not cease to be so deposited or held until the first to occur of:

(A)   the conclusion of the meeting specified in the Voting  Certificate or, if applicable, any adjourned meeting; and

(B)   the  surrender of the Voting  Certificate  to the Paying Agent who issued the same; and

(ii)  that the bearer of the Voting  Certificate is entitled to attend and vote at the meeting and any adjourned meeting in respect of the Notes represented by the Voting Certificate;

(b)   "Block  Voting  Instruction"  shall  mean an  English  language  document issued by a Paying Agent and dated in which:

(i)   it is certified  that Notes (not being Notes in respect of which a Voting
                Certificate has been issued and is outstanding in respect of the meeting specified in the Block Voting Instruction and any adjourned meeting) have been deposited with the Paying Agent or (to the satisfaction of the Paying Agent) were held to its order or under its control and that the Notes will not cease to be so deposited or held until the first to occur of:

(A)   the  conclusion  of  the  meeting   specified  in  the  document  or,  if
                     applicable, any adjourned meeting; and

(B)   the surrender to the Paying Agent not less than 48 hours  before the time for which the meeting or any adjourned meeting is convened of the receipt issued by the Paying Agent in respect of each deposited Note which is to be released or (as the case may require) the Note ceasing with the agreement of the Paying Agent to be held to its order or under its control and the giving of notice by the Paying Agent to the Issuer under paragraph 17 of the necessary amendment to the Block Voting Instruction;


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(ii)  it is certified  that each holder of the Notes has  instructed the Paying
                Agent that the vote(s) attributable to the Notes so deposited or held should be cast in a particular way in relation to the resolution to be put to the meeting or any adjourned meeting
                and  that  all  the   instructions   are,   during  the  period
                commencing 48 hours before the time for which the meeting or any adjourned meeting is convened and ending at the conclusion or adjournment, neither revocable nor capable of amendment;

(iii) the total  number,  total  principal  amount and the serial  numbers  (if available) of the Notes so deposited or held are listed distinguishing, with regard to each resolution, between those in respect of which instructions have been correctly given that the attributable votes should be cast in favour of the resolution and those in respect of which instructions have been so given that the attributable votes should be cast against the resolution; and

(iv)  one or more persons named in the Block Voting  Instruction (a "proxy") is or are authorised and instructed by the Paying Agent to cast the votes attributable to the Notes so listed in accordance with the instructions referred to in subparagraph (iii) as set out in the Block Voting Instruction.

      The holder of any Voting Certificate or the proxies named in any Block Voting Instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Notes to which the Voting Certificate or Block Voting Instruction relates and the Paying Agent with which the Notes have been deposited or the person holding the same to the order or under the control of the Paying Agent shall be deemed for such purpose not to be the holder of those Notes.

2. The Issuer may at any time and the Issuer shall upon a requisition in writing signed by the holders of not less than one-tenth in principal amount of the Notes for the time being outstanding convene a meeting of the Noteholders and if the Issuer makes default for a period of seven days in convening a meeting the same may be convened by the requisitionists. Every meeting shall be held at such place as the Fiscal Agent may approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is held) specifying the place, day and hour of meeting shall be given to the Noteholders before any meeting of the Noteholders in the manner provided by Condition 11. The notice shall state generally the nature of the business to be transacted at the meeting but (except for an Extraordinary Resolution) it shall not be necessary to specify in the notice the terms of any resolution to be proposed. Such notice shall include a statement to the effect that Notes may be deposited with Paying Agents for the purpose of obtaining Voting Certificates or appointing proxies. A copy of the notice shall be sent by post to the Issuer.

4. Some person (who may but need not be a Noteholder) nominated in writing by the Issuer shall be entitled to take the chair at every meeting but if no nomination is made or if at any meeting the person nominated shall not be present within fifteen minutes after the time appointed for holding the meeting the Noteholders present shall choose one of their number to be Chairman.


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5.    At any  meeting  one or more  persons  present  holding  Notes or  Voting
      Certificates or being proxies and holding or representing in the aggregate not less than one-fifth of the principal amount of the Notes for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more persons present holding Notes or Voting Certificates or being proxies and holding or representing in the aggregate a clear majority in principal amount of the Notes for the time being outstanding, provided that at any meeting the business of which includes any of the following matters (each of which shall only be capable of being effected after having been approved by Extraordinary Resolution) namely:

      (a) modification of the date fixed for final maturity of the Notes or reduction or cancellation of the amount of principal payable;

      (b) reduction or cancellation of the amount payable or modification of the date of payment in respect of any interest;

      (c) alteration of the currency in which payments under the Notes and Coupons are to be made;

      (d)  alteration  of  the  majority  required  to  pass  an  Extraordinary
      Resolution;

      (e) the sanctioning of any scheme or proposal as is described in paragraph 18(f);

      (f)  alteration of this proviso or the proviso to paragraph 6;

      the quorum shall be one or more persons present holding Notes or Voting Certificates or being proxies and holding or representing in the aggregate not less than two-thirds of the principal amount of the Notes for the time being outstanding.

6. If within fifteen minutes after the time appointed for any meeting a quorum is not present the meeting shall if convened upon the requisition of Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if the day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for the period being not less than 14 days nor more than 42 days, and at such place as may be appointed by the Chairman and approved by the Fiscal Agent) and at the adjourned meeting one or more persons present holding Notes or Voting Certificates or being proxies (whatever the principal amount of the Notes so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite


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


      quorum been present, provided that at any adjourned meeting the business of which includes any of the matters specified in the proviso to paragraph 5, the quorum shall be one or more persons present holding Notes or Voting Certificates or being proxies and holding or representing in the aggregate not less than one-third of the principal amount of the Notes for the time being outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 and the notice shall (except in cases where the proviso to paragraph 6 shall apply when it shall state the relevant quorum) state that the persons present holding Notes or Voting Certificates or being proxies at the adjourned meeting whatever the principal amount of the Notes held or represented by them will form a quorum. Subject as provided above it shall not be necessary to give any notice of an adjourned meeting.

8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to any votes to which he may be entitled as a Noteholder or as a holder of a Voting Certificate or as a proxy.

9. At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman or the Issuer or by one or more persons present holding Notes or Voting Certificates or being proxies and holding or representing in the aggregate not less than one-fiftieth part of the principal amount of the Notes then outstanding a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

10. Subject to paragraph 12, if at any meeting a poll is demanded it shall be taken in such manner and, subject as provided below, either at once or after an adjournment, as the Chairman may direct and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12.   Any poll  demanded at any meeting on the election of a Chairman or on any
      question  of   adjournment   shall  be  taken  at  the  meeting   without
      adjournment.


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13.   Any  director  or officer of the Issuer  and the  lawyers  and  financial advisers of either of them may attend and speak at any meeting. Save as provided above but without prejudice to the proviso to the definition of "outstanding" in clause 1 of the Agency Agreement no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of a meeting unless he either produces the Note of which he is the holder or a Voting Certificate or is a proxy. Neither the Issuer nor any of its subsidiaries shall be entitled to vote at any meeting in respect of Notes held by it for the benefit of any such company. Nothing contained in this paragraph shall prevent any of the proxies named in any Block Voting Instruction from being a director or officer of or otherwise connected with the Issuer.

14.   Subject as provided in paragraph 13 at any meeting:

(a)   on a show of hands every  person who is present in person and  produces a
           Note or Voting Certificate or is a proxy shall have one vote; and

(b)   on a poll every  person who is so present  shall have one vote in respect of each (euro)1.00 in principal amount of the Notes so produced or represented by the Voting Certificate so produced or in respect of which he is a proxy or in respect of which he is the Noteholder.

      Without prejudice to the obligations of the proxies named in any Block Voting Instruction any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15.   The  proxies  named  in  any  Block  Voting   Instruction   need  not  be
      Noteholders.

16. Each Block Voting Instruction together (if so requested by the Issuer) with reasonable proof satisfactory to the Issuer of its due execution on behalf of the relevant Paying Agent shall be deposited at such place as the Fiscal Agent shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the Block Voting Instruction propose to vote and in default the Block Voting Instruction shall not be treated as valid unless the Chairman of the meeting decides otherwise before the meeting or adjourned meeting proceeds to business. A notarially certified copy of each Block Voting Instruction shall (if so requested by the Issuer) be deposited with the Fiscal Agent before the commencement of the meeting or adjourned meeting but the Fiscal Agent shall not be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any Block Voting Instruction.

17.   Any  vote  given  in  accordance   with  the  terms  of  a  Block  Voting
      Instruction shall be valid notwithstanding the previous revocation or amendment of the Block Voting Instruction or of any of the Noteholders' instructions pursuant to which it was executed, provided that no intimation in writing of the revocation or amendment shall have been received from the relevant Paying Agent by the Issuer at its registered office (or such other place as may have been approved by the Fiscal Agent for the purpose) by the time being 24 hours before the time appointed for holding the meeting or adjourned meeting at which the Block Voting Instruction is to be used.
18.

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A meeting of the  Noteholders  shall in addition to the powers  provided  above
      have  the  following  powers  exercisable  by  Extraordinary   Resolution
      (subject to the provisions relating to quorum contained in paragraphs 5 and 6) only namely:

(a)   power to  sanction  any  compromise  or  arrangement  proposed to be made between the Issuer and the Noteholders and Couponholders or any of them;

(b)   power  to  sanction   any   abrogation,   modification,   compromise   or
           arrangement in respect of the rights of the Noteholders and Couponholders against the Issuer or against any of its property whether the rights shall arise hereunder or otherwise;

(c)   power to assent to any  modification  of the provisions  contained in the
           Conditions, the Notes or the Coupons which shall be proposed by the Issuer or any Noteholder;

(d)   power  to give  any  authority  or  sanction  which  under  the  Notes or hereunder is required to be given by Extraordinary Resolution;

(e)   power to appoint any persons (whether  Noteholders or not) as a committee to represent the interests of the Noteholders and to confer upon the committee any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

(f)   power to sanction  any scheme or proposal for the exchange or sale of the
           Notes for or the conversion of the Notes into or the cancellation of the Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of the shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as provided above and partly for or into or in consideration of cash; and

(g)   power to approve  the  substitution  of any entity in place of the Issuer
           (or any previous substitute) as the principal debtor in respect of the Notes and the Coupons.

19. Any resolution passed at a meeting of the Noteholders duly convened and held hereunder shall be binding upon all the Noteholders whether present or not present at the meeting and whether or not voting and upon all Couponholders and each of them shall be bound to give effect to the resolution accordingly and the passing of any resolution shall be conclusive evidence that the circumstances justify the passing of the resolution. Notice of any resolution duly passed by the Noteholders shall be published under Condition 11 by the Issuer within 14 days of the passing of the resolution, provided that the non-publication of the notice shall not invalidate the resolution.

20. The expression "Extraordinary Resolution" when used in this Schedule and in the Conditions means a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions contained in this Agreement by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll shall be duly demanded then by a majority consisting of not less than three-fourths of the votes given on the poll.
21.

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Minutes of all  resolutions  and proceedings at every meeting shall be made and duly entered in books to be from time to time provided for that purpose by the Issuer and any Minutes purporting to be signed by the Chairman of the meeting at which the resolutions were passed or proceedings had shall be conclusive evidence of the matters contained in the Minutes and until the contrary is proved every meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings had to have been duly passed or had.



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                                 SIGNATORIES

This Agreement has been entered into on the date stated at the beginning of this Agreement.

The Issuer

DENTSPLY INTERNATIONAL INC.

By:  JOHN C. MILES II


The Fiscal Agent

CITIBANK, N.A.

By:  MARNE LIDSTER


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1 To be dated  no  earlier  than the  fifteenth  day  before  the date to which certification relates, namely (a) the payment date or (b) the date set for the exchange of the temporary Global Note for an interest in the permanent Global Note or definitive Notes, as the case may be.